                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY







                                  $565,000,000


                                CREDIT AGREEMENT

                           Dated as of March 9, 1994


                                     Among


                           PRIMESTAR PARTNERS, L.P.,



                THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF,



                             THE BANK OF NEW YORK,
                               CHEMICAL BANK and
                                CITIBANK, N.A.,
                              as Managing Agents,


                             THE BANK OF NEW YORK,
                             as Documentation Agent


                                      and


                                 CHEMICAL BANK,
                            as Administrative Agent

                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----

1  CREDIT FACILITY...............................................   1

1.01.  Commitment to Lend........................................   1
1.02.  Letters of Credit.........................................   1
1.03.  Manner of Borrowing.......................................   2
1.04.  Interest..................................................   4
       (a)   Rates...............................................   4
       (b)   Payment.............................................   4
       (c)   Conversion and Continuation.........................   4
       (d)   Maximum Interest Rate...............................   5
1.05.  Repayment.................................................   6
1.06.  Prepayments...............................................   6
       (a)   Optional Prepayments................................   6
       (b)   Mandatory Prepayments...............................   6
1.07.  Limitation on Types of Loans..............................   7
1.08.  Reduction and Termination of Commitments..................   7
       (a)   Optional Reduction of Commitments...................   7
       (b)   Termination of Commitments..........................   7
1.09.  Commitment Fees...........................................   8
1.10.  Computation of Interest and Commitment Fee................   8
1.11.  Evidence of Indebtedness..................................   8
1.12.  Payments by the Borrower..................................   8
       (a)   Time, Place and Manner..............................   8
       (b)   No Reductions.......................................   9
       (c)   Authorization to Charge Accounts....................   9
       (d)   Extension of Payment Dates..........................   9
1.13.  Distribution of Payments by the Administrative Agent......   9
1.14.  Taxes.....................................................  10
       (a)   Taxes Payable by the Borrower.......................  10
       (b)   Taxes Payable by the Administrative Agent or any
              Bank...............................................  11
       (c)   Credits and Deductions..............................  11
       (d)   Exemption from U.S. Withholding and Backup
              Withholding Taxes..................................  11
1.15.  Pro Rata Treatment........................................  12
1.16.  Cash Collateral Account...................................  13
1.17.  Liability of Partners.....................................  14

2  CONDITIONS TO LOANS........................................ 14

2.01.  Conditions to Initial Loans............................ 14
2.02.  Conditions to Each Loan................................ 15

3  CERTAIN REPRESENTATIONS AND WARRANTIES..................... 16

3.01.  Organization; Power; Qualification..................... 16
3.02.  Authorization; Enforceability; Required Consents;
        Absence of Conflicts.................................. 17
3.03.  Litigation............................................. 17
3.04.  Compliance With Law.................................... 17
3.05.  Project Documents...................................... 17
       (a)  Delivery.........................................  17
       (b)  Absence of Defaults..............................  18
3.06.  Investment Company Act................................. 18

4  CERTAIN COVENANTS.......................................... 18

A
4.01   Preservation of Existence, Scope of Business,
        Compliance with Law, Preservation of Enforceability... 18
4.02.  Use of Proceeds........................................ 18
B
4.03.  Merger or Consolidation................................ 19

5  INFORMATION................................................ 19

5.01.  Information to Be Furnished............................ 19
       (a)  Quarterly Financial Statements...................  19
       (b)  Year End Financial Statements; Accountants'
             Certificate...................................... 19
       (c)  Officer's Certificate as to Financial
             Statements and Defaults.......................... 20
       (d)  Requested Information............................. 20
       (e)  Notice of Defaults, Material Adverse Changes
             and Other Matters................................ 20
       (f)  Opinions of Counsel for Issuing Banks............. 21
5.02.  Accuracy of Financial Statements and Information....... 21
       (a)  Historical Financial Statements................... 21
       (b)  Future Financial Statements....................... 21
       (c)  Historical Information............................ 21
       (d)  Future Information................................ 22

5.03.  Additional Covenants Relating to Disclosure..........  22
       (a)  Accounting Methods and Financial Records........  22
       (b)  Visits, Inspections and Discussions.............  22
5.04.  Authorization of Third Parties to Deliver
        Information.........................................  22

6  DEFAULT..................................................  23

6.01.  Events of Default....................................  23
6.02.  Remedies upon Event of Default.......................  25

7  ADDITIONAL CREDIT FACILITY PROVISIONS....................  26

7.01   Mandatory Suspension and Conversion of Fixed
        Rate Loans..........................................  26
7.02.  Regulatory Changes...................................  27
7.03.  Funding Losses.......................................  28
7.04.  Certain Determinations...............................  28
7.05.  Change of Lending Office.............................  29
7.06.  Replacement of Banks.................................  29

8  THE AGENTS...............................................  30

8.01.  Appointment and Powers...............................  30
8.02.  Limitation on Agents' Liability......................  30
8.03.  Defaults.............................................  31
8.04.  Rights as a Bank.....................................  31
8.05.  Indemnification......................................  31
8.06.  Non Reliance on Agents and Other Banks...............  32
8.07.  Resignation of the Administrative Agent..............  32

9  MISCELLANEOUS............................................  33

9.01.  Notices and Deliveries...............................  33
       (a)  Manner of Delivery..............................  33
       (b)  Addresses.......................................  33
       (c)  Effectiveness...................................  35
       (d)  Reasonable Notice...............................  36
9.02.  Expenses; Indemnification............................  36
9.03.  Amounts Payable Due upon Request for Payment.........  37
9.04.  Remedies of the Essence..............................  37
9.05.  Rights Cumulative....................................  37
9.06.  Disclosures..........................................  37
9.07.  Amendments; Waivers..................................  38

9.08.  Set-Off; Suspension of Payment and Performance.......  38
9.09.  Sharing of Recoveries................................  39
9.10.  Assignments and Participations.......................  40
       (a)  Assignments.....................................  40
       (b)  Participations..................................  40
9.11.  Governing Law........................................  41
9.12.  Judicial Proceedings; Waiver of Jury Trial...........  41
9.13.  Reference Banks......................................  42
9.14.  Severability of Provisions...........................  42
9.15.  Counterparts.........................................  42
9.16.  Survival of Obligations..............................  42
9.17.  Entire Agreement.....................................  42
9.18.  Successors and Assigns...............................  43

10  INTERPRETATION..........................................  43

10.01. Defined Terms........................................  43
10.02. Other Interpretive Provisions........................  54
10.03. Accounting Matters...................................  55
10.04. Representations and Warranties.......................  55
10.05. Captions.............................................  55
10.06. Interpretation of Related Documents..................  56

ANNEX A                     Banks, Lending Offices, Notice
                             Addresses and Commitments

Schedule 1.03               NOTICE OF BORROWING
Schedule 1.04(c)(iv)        NOTICE OF CONVERSION OR CONTINUATION
Schedule 1.06(a)            NOTICE OF PREPAYMENT
Schedule 2.01(a)            CERTIFICATE AS TO RESOLUTIONS, ETC.
     Annex A                RESOLUTIONS OF PARTNERS COMMITTEE
Schedule 2.01(d)            FORM OF OPINION OF BORROWERS' COUNSEL
Schedule 2.01(e)            FORM OF OPINION OF ISSUING BANK'S
                             COUNSEL
Schedule 2.01(f)            FORM OF OPINION OF MANAGING AGENTS'
                             COUNSEL
Schedule 3.02               SCHEDULE OF REQUIRED CONSENTS AND
                             GOVERNMENTAL APPROVALS
Schedule 5.01(c)            CERTIFICATE AS TO FINANCIAL STATEMENTS
                             AND DEFAULTS
Schedule 5.02(a)            SCHEDULE OF HISTORICAL FINANCIAL
                             INFORMATION
Schedule 9.10(a)            NOTICE OF ASSIGNMENT
Schedule 10.01-(1)          SCHEDULE OF PARTICIPATING PARTNERS
                             AND PARENT COMPANIES
Schedule 10.01-(2)          SCHEDULE OF REQUIRED LC AMOUNTS

EXHIBIT A        FORM OF NOTE
EXHIBIT B        FORM OF LETTER OF CREDIT
EXHIBIT C        FORM OF COLLATERAL ACCOUNT AGREEMENT

                               CREDIT AGREEMENT

                           Dated as of March 9, 1994


          PRIMESTAR PARTNERS, L.P., a Delaware limited partnership, the BANKS listed on the signature pages hereof, THE BANK OF NEW YORK, CHEMICAL BANK and CITIBANK, N.A., as Managing Agents, THE BANK OF NEW YORK, as Documentation Agent and CHEMICAL BANK, as Administrative Agent, agree as follows (with certain terms used herein being defined in Article 10):

                           ARTICLE 1 CREDIT FACILITY
                                     ---------------

          Section 1.01.  Commitment to Lend.  Upon the terms and subject to the
                         ------------------
conditions of this Agreement, each Bank agrees to make, from time to time during the period from the Agreement Date through the Termination Date, one or more Loans to the Borrower in an aggregate unpaid principal amount not exceeding at any time such Bank's Commitment at such time; provided, however, that no Loan
                                              --------  -------
shall be made if and to the extent that the amount thereof, together with the amount of all other Loans to be made at such time and the aggregate unpaid principal amount of all other Loans then outstanding, would exceed the Availability Amount. Within such limits, and upon such terms and subject to such conditions, amounts may be borrowed, repaid and reborrowed. Subject to
Section 1.07 and the other terms and conditions of this Agreement, the Loans may, at the option of the Borrower, be made as, and from time to time continued as or converted into, Base Rate, CD Rate or Eurodollar Rate Loans of any permitted Type, or any combination thereof. The aggregate amount of the Commitments on the Agreement Date is $565,000,000.

          Section 1.02.  Letters of Credit.  (a)  The Borrower shall provide or
                         -----------------
cause to be provided on the Agreement Date, and shall maintain or cause to be maintained in full force and effect at all times thereafter through the Repayment Date, one or more Letters of Credit in an aggregate undrawn face amount not less than the Required LC Amount from time to time in effect.

          (b) The obligation of the Borrower to so maintain Letters of Credit may be satisfied by (i) a renewal and/or an increase in the face amount of the applicable Letter or Letters of Credit, which renewal and increase shall be advised to the beneficiary of such Letter or Letters of Credit pursuant to documentation satisfactory in form and substance to the Managing Agents, (ii) the issuance of one or more replacement Letters of Credit in the appropriate face amount or amounts, (iii) the issuance of one or more additional Letters of Credit in the appropriate face amount or amounts, or (iv) any combination thereof.

          (c) In the event that existing Letters of Credit are required to be renewed and/or increased, or replacement or additional Letters of Credit are required to be issued, in order for the Borrower to be in compliance with
Section 1.02(a) on any Letter of Credit Event Date, binding, unconditional commitments, satisfactory in form and substance to the Managing Agents, for such renewals and/or increases of Letters of Credit or such replacement or additional Letters of Credit shall be delivered to the Administrative Agent no later than the 45th day preceding such Letter of Credit Event Date, and the Borrower shall promptly on such 45th day notify the Administrative Agent of any failure to do so.

          (d) The Letters of Credit shall be drawable (i) at any time and from time to time in the aggregate amount due and payable under this Agreement and the Notes at such time, whether for principal, interest, fees or other amounts payable, and whether such amounts have become due and payable at maturity, by reason of mandatory prepayment or acceleration or otherwise and (ii) as provided in Section 1.16 hereof. Drawings under the Letters of Credit (other than drawings made pursuant to Section 1.16), together with applications of cash collateral, if any, held pursuant to Section 1.16, shall be made under each Participating Partner's Attributable Letter of Credit pro rata in accordance with the percentage set forth on Schedule 10.01-(1) opposite the name of such Participating Partner. Subject to the provisions of the next sentence, in any case where the Attributable Letter of Credit of a Participating Partner consists of more than one Letter of Credit, drawings shall be made thereunder pro rata in accordance with the relative amounts thereof. In the event that an Attributable Letter of Credit of a Participating Partner is such by virtue of the second sentence of the definition of Attributable Letter of Credit, no drawing shall be made thereunder unless all other Attributable Letters of Credit of such Participating Partner shall have been drawn in full and all cash collateral, if any, held pursuant to Section 1.16 hereof and attributable to such Participating Partner shall have been fully applied as provided in Section 1.16, and pending such drawing or application in full, such drawing and such application shall be made pro rata in accordance with the relative amounts of such Letters of Credit and cash collateral.

          Section 1.03.  Manner of Borrowing.  (a)  The Borrower shall give the
                         -------------------
Administrative Agent notice (which shall be irrevocable) no later than 11:00 a.m. (New York time) on, in the case of Base Rate Loans, the Business Day, in the case of CD Rate Loans, two Business Days, and, in the case of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date for the making of such Loans. Each such notice shall be in the form of Schedule 1.03
                                                                -------------
and shall specify (i) the requested date for the making of the requested Loans, which shall be, in the case of Domestic Rate Loans, a Business Day and, in the case of Eurodollar Rate Loans, a Eurodollar Business Day, (ii) the Type or Types of Loans requested and (iii) the amount of each such Type of Loan, the aggregate of which amounts for all Types of Loans requested shall be (A) in the case of CD Rate or Eurodollar Rate Loans, $5,000,000 or any greater integral multiple of $1,000,000, (B) in the case of Base Rate Loans, $1,000,000 or any greater integral multiple of $1,000,000 or (C) if less, the aggregate amount of the unused Commitments. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and of the amount and Type of each Loan to be made by such Bank on the requested date specified therein.

          (b) Not later than 1:00 p.m. (New York time) on each requested date for the making of Loans, each Bank shall make available to the Administrative Agent, in Dollars in funds immediately available to the Administrative Agent at the Administrative Agent's Office, the Loans to be made by such Bank on such date. Any Bank's failure to make any Loan to be made by it on the requested date therefor shall not relieve any other Bank of its obligation to make any Loan to be made by such other Bank on such date, but such other Bank shall not be liable for such failure.

          (c) Unless the Administrative Agent shall have received notice from a Bank prior to 12:00 noon (New York time) on the requested date for the making of any Loans that such Bank will not make available to the Administrative Agent the Loans requested to be made by such Bank on such date, the Administrative Agent may assume that such Bank has made such Loans available to the Administrative Agent on such date in accordance with Section 1.03(b) and the Administrative Agent in its sole discretion may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Administrative Agent the Loans requested to be made by such Bank on such date and the Administrative Agent shall have so made available to the Borrower a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Administrative Agent such corresponding amount together with interest thereon, for each day from the date such amount shall have been so made available by the Administrative Agent to the Borrower until the date such amount shall have been repaid to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Alternate Base Rate. If such Bank does not pay such corresponding amount promptly upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately repay such corresponding amount to the Administrative Agent together with accrued interest thereon at the applicable rate or rates provided in Section 1.04(a), provided that the Administrative Agent shall not draw under the Letters of Credit or apply cash collateral to satisfy such payment obligation prior to the third Business Day after the day on which such notice to the Borrower shall have been given.

          (d) All Loans made available to the Administrative Agent in accordance with Section 1.03(b) shall be disbursed by the Administrative Agent not later than 2:00 p.m. (New York time) on the requested date therefor in Dollars in funds immediately available to the Borrower by credit to an account of the Borrower at the Administrative Agent's Office or in such other manner as may have been specified in the applicable notice and as shall be acceptable to the Administrative Agent.

          Section 1.04.  Interest.  (a)  Rates.  Each Loan shall bear interest
                         --------        -----
on the outstanding principal amount thereof until due at a rate per annum equal to, (i) so long as it is a Base Rate Loan, the Alternate Base Rate as in effect from time to time, (ii) so long as it is a CD Rate Loan, the applicable Adjusted CD Rate plus 9/16% and (iii) so long as it is a Eurodollar Rate Loan, the applicable Adjusted Eurodollar Rate plus 7/16%. If all or any part of a Loan or any other amount due and payable under the Loan Documents is not paid when due (whether at maturity, by reason of mandatory prepayment or acceleration or otherwise), such unpaid amount shall, to the maximum extent permitted by Applicable Law, bear interest for each day during the period from the date such amount became so due until it shall be paid in full (whether before or after judgment) at a rate per annum equal to the applicable Post-Default Rate.

          (b)  Payment.  Interest shall be payable, (i) in the case of Base Rate
               -------
Loans, on each Interest Payment Date, (ii) in the case of CD and Eurodollar Rate Loans, on the last day of each applicable Interest Period (and, in the case of a CD or Eurodollar Rate Loan having an Interest Period longer than 90 days or three months, respectively, at intervals of 90 days and three months, respectively, after the first day of such Interest Period), (iii) in the case of any Loan, when such Loan shall be due (whether at maturity, by reason of notice of prepayment or acceleration or otherwise) or converted, but only to the extent then accrued on the amount then so due or converted. Interest at the Post-Default Rate shall be payable on demand.

          (c)  Conversion and Continuation.  (i)  All or any part of the
               ---------------------------
principal amount of Loans of any Type may, on any Business Day, be converted into any other Type or Types of Loans, except that (A) Fixed Rate Loans may be converted only on the last day of an applicable Interest Period and (B) Domestic Rate Loans may be converted into Eurodollar Rate Loans only on a Eurodollar Business Day.

               (ii) Base Rate Loans shall continue as Base Rate Loans unless and until such Loans are converted into Loans of another Type. Fixed Rate Loans of any Type shall continue as Loans of such Type until the end of the then current Interest Period therefor, at which time they shall be automatically converted into Base Rate Loans unless the Borrower shall have given the Administrative Agent notice in accordance with Section 1.04(c)(iv) requesting either that such Loans continue as Loans of such Type for another Interest Period or that such Loans be converted into Loans of another Type at the end of such Interest Period.

               (iii)  Notwithstanding anything to the contrary contained in
Section 1.04(c)(i) or (ii), during a Default, the Administrative Agent may notify the Borrower that Loans may only be converted into or continued as Loans of certain specified Types and, thereafter, until no Default shall continue to exist, Loans may not be converted into or continued as Loans of any Type other than one or more of such specified Types.

               (iv) The Borrower shall give the Administrative Agent notice (which shall be irrevocable) of each conversion of Loans or continuation of Fixed Rate Loans no later than 12:00 noon (New York time) on, in the case of a conversion into or a continuation of Base Rate Loans, the Business Day, in the case of a conversion into or continuation of CD Rate Loans, two Business Days, and, in the case of a conversion into or continuation of Eurodollar Rate Loans, the third Eurodollar Business Day, before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of Schedule 1.04(c)(iv) and shall specify (A) the requested date of such
   --------------------
conversion or continuation, (B) the amount and Type and, in the case of Fixed Rate Loans, the last day of the applicable

Interest Period of the Loans to be converted or continued and (C) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of (x) the contents thereof, (y) the amount and Type and, in the case of Fixed Rate Loans, the last day of the applicable Interest Period of each Loan to be converted or continued by such Bank and (z) the amount and Type or Types of Loans into which such Loans are to be converted or as which such Loans are to be continued.

          (d)  Maximum Interest Rate.  Nothing contained in the Loan Documents
               ---------------------
shall require the Borrower at any time to pay interest at a rate exceeding the Maximum Permissible Rate. If interest payable by the Borrower on any date would exceed the maximum amount permitted by the Maximum Permissible Rate, such interest payment shall automatically be reduced to such maximum permitted amount, and, to the extent permitted under Applicable Law, interest for any subsequent period, to the extent less than the maximum amount permitted for such period by the Maximum Permissible Rate, shall be increased by the unpaid amount of such reduction. To the extent permitted under Applicable Law, any interest actually received for any period in excess of such maximum amount permitted for such period shall be deemed to have been applied as a prepayment of the Loans.

          Section 1.05.  Repayment.  The Loans shall mature and become due and
                         ---------
payable, and shall be repaid by the Borrower, in full on the Termination Date.

          Section 1.06.  Prepayments.  (a)  Optional Prepayments.  The Borrower
                         -----------        --------------------
may, at any time and from time to time, prepay the Loans in whole or in part, without premium or penalty (but subject to Section 7.03), except that any partial prepayment shall be in an aggregate principal amount of $5,000,000 in the case of a prepayment of CD Rate or Eurodollar Rate Loans, and $1,000,000 in the case of a prepayment of Base Rate Loans, or, in each case, any greater integral multiple of $1,000,000. The Borrower shall give the Administrative Agent notice of each prepayment pursuant to this Section 1.06(a) no later than 11:00 a.m. (New York time) on, in the case of a prepayment of Base Rate Loans, the Business Day, in the case of a prepayment of CD Rate Loans, two Business Days, and, in the case of a prepayment of Eurodollar Rate Loans, the third Eurodollar Business Day, before the date of such prepayment. Each such notice of prepayment shall be in the form of Schedule 1.06(a) and shall specify (i) the
                                      ----------------
date such prepayment is to be made and (ii) the amount and Type and, in the case of Fixed Rate Loans, the last day of the applicable Interest Period of the Loans to be prepaid. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount and Type and, in the case of Fixed Rate Loans, the last day of the applicable Interest Period of each Loan of such Bank to be prepaid. Amounts to be prepaid pursuant to this Section 1.06(a) shall be paid together with interest thereon as provided in Section 1.04(b) and shall, as of the Administrative Agent's close of business at the Administrative Agent's Office on the day preceding the date specified in the applicable notice of prepayment, irrevocably be due and payable on such specified date.

          (b)  Mandatory Prepayments.
               ---------------------

               (i) In the event that the Borrower shall have failed to comply with the requirements of Section 1.02(a) as of any Letter of Credit Event Date and such failure shall continue for 90 days thereafter, the Borrower shall, on such 90th day, prepay the principal of and interest on the Loans and the Notes, together with the amount, if any, due with respect thereto under Section 7.03, and all other amounts owing under the Loan Documents. This subsection (b)(i) is subject, without limitation, to the second sentence of Section 5.01(f).

               (ii) In the event that, at any time, the sum of (A) the aggregate principal amount of Loans outstanding at such time, (B) the aggregate amount of accrued and unpaid interest thereon and accrued and unpaid fees payable under the Loan Documents and (C) the aggregate amount of interest and fees that would accrue for the three month period commencing on the date of determination (or, if less, the period from the date of determination through the date that is 30 days after the next Increase Date), assuming such Loans remained outstanding during such period and bore interest throughout such period at the weighted average rate applicable to such Loans on the date of determination, exceeds the sum of the Available Letter of Credit Amount and the Available Cash Collateral Amount, the Borrower shall, within five Business Days, prepay the Loans in an amount such that, after giving effect thereto, no such excess shall continue to exist. This subsection (b)(ii) is subject, without limitation, to the second sentence of Section 5.01(f).

          Section 1.07.  Limitation on Types of Loans.  Notwithstanding anything
                         ----------------------------
to the contrary contained in this Agreement, the Borrower shall borrow, prepay, convert and continue Loans in a manner such that (a) the aggregate principal amount of Fixed Rate Loans of the same Type and having the same Interest Period shall at all times be not less than $5,000,000, (b) there shall not be, at any one time, more than ten Interest Periods in effect with respect to Fixed Rate Loans of all Types and (c) no Interest Period shall extend beyond the Termination Date.

          Section 1.08.  Reduction and Termination of Commitments.  (a)
                         ----------------------------------------
Optional Reduction of Commitments.  The Borrower may permanently reduce the
---------------------------------
Commitments by giving the Administrative Agent notice (which shall be irrevocable) thereof no later than 11:00 a.m. (New York time) on the third Business Day before the requested date of such reduction, except that (i) any partial reduction of the Commitments shall be in an aggregate amount of $5,000,000 or any greater integral multiple of $1,000,000 and (ii) no reduction may reduce the Commitments to an amount less than the aggregate amount of the outstanding Loans. Upon receipt of any such notice, the Administrative Agent shall promptly notify each Bank of the contents thereof and the amount to which such Bank's Commitment is to be reduced. In connection with each such reduction, the Required LC Amount for the then current period specified on
Schedule 10.01-(2) and for each subsequent period specified thereon shall
------------------
automatically be reduced by the amount of such reduction of Commitments, and such reduction in the Required LC Amount shall be applied to each of the amounts set forth on such Schedule for each such period opposite the name of each Participating Partner on a pro rata basis.

          (b) Termination of Commitments.  The Commitments shall terminate on
              --------------------------
the day that the Borrower shall be required to make the prepayment provided for in Section 1.06(b)(i).

          Section 1.09.  Commitment Fees.  The Borrower shall pay to the
                         ---------------
Administrative Agent for the account of each Bank a commitment fee on the daily unused amount of such Bank's Commitment for each day from the Agreement Date through the Termination Date at a rate per annum of 3/16%, payable on successive Interest Payment Dates, on the Termination Date and on the date of any reduction of such Commitment (to the extent accrued and unpaid on the amount of the reduction). None of the fees payable under any of the Loan Documents shall be refundable in whole or in part.

          Section 1.10.  Computation of Interest and Commitment Fee.  Interest
                         ------------------------------------------
calculated on the basis of the Adjusted CD Rate or the Adjusted Eurodollar Rate, the Federal Funds Rate or the Base CD Rate (as defined in the definition of Alternate Base Rate) and the commitment fee shall be computed on the basis of a year of

360 days and paid for the actual number of days elapsed. Interest calculated on the basis of the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed. Interest for any period shall be calculated from and including the first day thereof to but excluding the last day thereof.

          Section 1.11.  Evidence of Indebtedness.  Each Bank's Loans and the
                         ------------------------
Borrower's obligation to repay such Loans with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of such Bank and a single Note payable to the order of such Bank. The records of each Bank shall be prima facie evidence of such Bank's Loans and accrued interest thereon and of all payments made in respect thereof.

          Section 1.12.  Payments by the Borrower.  (a)  Time, Place and Manner.
                         ------------------------        -----------------------
All payments due to the Administrative Agent under the Loan Documents shall be made to the Administrative Agent at the Administrative Agent's Office or at such other address as the Administrative Agent may designate by notice to the Borrower. All payments due to any Bank under the Loan Documents shall, in the case of payments on account of principal of or interest on the Loans or fees, be made to the Administrative Agent at the Administrative Agent's Office and, in the case of all other payments, be made directly to such Bank at its Domestic Lending Office or at such other address as such Bank may designate by notice to the Borrower. All payments due to any Bank under the Loan Documents, whether made to the Administrative Agent or directly to such Bank, shall be made for the account of, in the case of payments in respect of Eurodollar Rate Loans, such Bank's Eurodollar Lending Office and, in the case of all other payments, such Bank's Domestic Lending Office. A payment shall not be deemed to have been made on any day unless such payment has been received by the required Person, at the required place of payment, in Dollars in funds immediately available to such Person at such place, no later than 12:00 noon (New York time) on such day; provided, however, that the failure of the Borrower to make any such payment by
--------  -------
such time shall not constitute a Default hereunder so long as such payment is received no later than 3:00 p.m. (New York time) on such day, but any such payment received later than 12:00 noon (New York time) on such day shall be deemed to have been made on the next Business Day for the purpose of calculating interest on the amount paid, which interest, in the case of any such payment received later than 3:00 p.m. (New York time), shall be calculated for such one-day period on the basis of the applicable Post-Default Rate.

          (b)  No Reductions.  All payments due to the Administrative Agent or
               -------------
any Bank under the Loan Documents, and all other terms, conditions, covenants and agreements to be observed and performed by the Borrower thereunder, shall be made, observed or performed by the Borrower without any reduction or deduction whatsoever, including any reduction or deduction for any set-off, recoupment, counterclaim (whether sounding in tort, contract or otherwise) or Tax, except for any withholding or deduction for Taxes required to be withheld or deducted under Applicable Law.

          (c)  Authorization to Charge Accounts.  The Borrower hereby authorizes
               --------------------------------
the Administrative Agent and each Bank, if and to the extent any amount payable by the Borrower under the Loan Documents (whether payable to such Person or to any other Person that is the Administrative Agent or a Bank) is not otherwise paid when due, to charge such amount against any or all of the accounts of the Borrower with such Person or any of its Affiliates (whether maintained at a branch or office located within or without the United States), with the Borrower remaining liable for any deficiency. The Person so charging any such amount shall give notice thereof to the Borrower, either before or after such charge, but the failure to give such notice shall not affect such Person's rights hereunder.

          (d)  Extension of Payment Dates.  Whenever any payment to the
               --------------------------
Administrative Agent or any Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a day that is not a Business Day, or, in the case of payments of the principal of Eurodollar Rate Loans, a Eurodollar Business Day, such payment shall instead be due on the next succeeding Business or Eurodollar Business Day, as the case may be, unless, in the case of a payment of the principal of Eurodollar Rate Loans, such extension would cause payment to be due in the next succeeding calendar month, in which case such due date shall be advanced to the next preceding Eurodollar Business Day. If the date any payment under the Loan Documents is due is extended (whether by operation of any Loan Document, Applicable Law or otherwise), such payment shall bear interest for such extended time at the rate of interest applicable hereunder.

          Section 1.13.  Distribution of Payments by the Administrative Agent.
                         ----------------------------------------------------
(a) The Administrative Agent shall promptly distribute to each Bank its ratable share of each payment received by the Administrative Agent under the Loan Documents for the account of the Banks by credit to an account of such Bank at the Administrative Agent's Office or by wire transfer to an account of such Bank at an office of any other commercial bank located in the United States.

          (b) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks under the Loan Documents that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date a corresponding amount with respect to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent and the Administrative Agent shall have so distributed to any Bank a corresponding amount, such Bank shall, on demand, repay to the Administrative Agent the amount so distributed together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Administrative Agent, at the Federal Funds Rate until (and including) the third Business Day after demand is made and thereafter at the Alternate Base Rate.

          Section 1.14.  Taxes.  (a)  Taxes Payable by the Borrower.  If any Tax
                         -----        -----------------------------
(other than Bank Taxes) is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment to the Administrative Agent or any Bank under the Loan Documents, the Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with Applicable Law and (ii) shall pay to the Administrative Agent or such Bank, as applicable, such additional amounts as may be necessary so that the net amount received by the Administrative Agent or such Bank with respect to such payment, after withholding or deducting all such Taxes required to be withheld or deducted, is equal to the full amount payable under the Loan Documents. If any such Tax is withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment payable to the Administrative Agent or any Bank under the Loan Documents, the Borrower shall, as soon as possible after the date of such payment, furnish to the Administrative Agent or such Bank, as applicable, the original or a certified copy of a receipt for such Tax from the applicable taxing authority. If any payment due to the Administrative Agent or any Bank under the Loan Documents is or is expected to be made without withholding or deducting therefrom, or otherwise paying in connection therewith, any such Tax payable to any taxing authority, the Borrower shall, within 30 days after any request from the Administrative Agent or such Bank, as applicable, furnish to the Administrative Agent or such Bank a certificate from such taxing authority, or an opinion of counsel acceptable to the Administrative Agent or such Bank, in either case stating that no Tax payable to such taxing authority was or is, as the case may be, required to be withheld or deducted from, or otherwise paid by the Borrower in connection with, such payment.

          (b)  Taxes Payable by the Administrative Agent or any Bank.  The
               -----------------------------------------------------
Borrower shall, promptly upon request by the Administrative Agent or any Bank for the payment thereof, pay to the Administrative Agent or such Bank, as the case may be, (i) all Taxes (other than Bank Taxes) payable by the Administrative Agent or such Bank, as the case may be, with respect to any payment due to the Administrative Agent or such Bank under the Loan Documents and (ii) all Taxes (other than Bank Taxes) payable by the Administrative Agent or such Bank as a result of payments made by the Borrower (whether made to a taxing authority or to the Administrative Agent or such Bank) pursuant to Section 1.14(a) or (b).

          (c)  Credits and Deductions.  If the Administrative Agent or any Bank
               ----------------------
is, in its sole opinion, able to apply for any credit, deduction or other reduction in Bank Taxes by reason of any payment made by the Borrower under
Section 1.14(a) or (b), the Administrative Agent or such Bank, as the case may be, shall use reasonable efforts to obtain such credit, deduction or other reduction and, upon receipt thereof, will pay to the Borrower such amount, not exceeding the increased amount paid by the Borrower, as is equal to the net after-tax value to the Administrative Agent or such Bank, in its sole opinion, of such part of such credit, deduction or other reduction as it considers to be allocable to such payment by the Borrower, having regard to all of the Administrative Agent's or such Bank's dealings giving rise to similar credits, deductions or other reductions in relation to the same tax period and to the cost of obtaining the same; provided, however, that (i) the Administrative Agent
                            --------  -------
or such Bank, as the case may be, shall not be obligated to disclose to the Borrower any information regarding its tax affairs or computations and (ii) nothing in this Section 1.14(c) shall interfere with the right of the Administrative Agent or such Bank to arrange its tax affairs as it deems appropriate.

          (d)  Exemption from U.S. Withholding and Backup Withholding Taxes.
               ------------------------------------------------------------
(i) Each Bank that is not a "United States person" (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent (A) on or before the fifth day prior to the first date that interest or fees are payable to it under the Loan Documents, (1) two duly completed and signed copies of Internal Revenue Service Form 1001 or 4224 or any successor form, in each case entitling such Bank to a complete exemption from withholding of any United States federal income taxes on all amounts to be received by such Bank under the Loan Documents, and (2) a duly completed and signed copy of Internal Revenue Service Form W-8 or W-9 or any successor form, in each case entitling such Bank to a complete exemption from United States backup withholding tax on all amounts to be received by such Bank under the Loan Documents, and (B) from time to time thereafter, prior to the expiration or obsolescence of any previously delivered form or upon any previously delivered form becoming inaccurate or inapplicable, such further duly completed and signed copies of such forms or such other forms or certificates, in each case entitling such Bank to exemption from withholding of United States federal income taxes and from United States backup withholding tax to the maximum extent to which such Bank is then entitled under Applicable Law. Each Bank shall promptly notify the Borrower and the Administrative Agent if (A) it is required to withdraw or cancel any form or certificate previously submitted by it or any such form or certificate has otherwise become ineffective or inaccurate or (B) payments to it are or will be subject to withholding of United States federal income taxes or United States backup withholding tax to a greater extent than the extent to which payments to it were previously subject. Upon the request of the Borrower or the Administrative Agent, each Bank that is a United States person (as defined above) shall from time to time submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States person.

          (ii) Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of withholding of United States income taxes or United States backup withholding tax pursuant to Section 1.14 or Section 7.02 to any Bank that (A) is not, on the date this Agreement is executed by such Bank (or, in the case of a Person that became a Bank by assignment, on the date of such assignment), either (x) entitled to submit Form 1001 entitling such Bank to a complete exemption from withholding on all amounts to be received by such Bank pursuant to this Agreement and the Loans or Form 4224 relating to all amounts to be received by such Bank pursuant to this Agreement and the Loans or (y) a United States person, or (B) is no longer entitled to submit Form 1001 or Form 4224 (or any successor form as shall be adopted from time to time by the relevant United States taxing authorities) as a result of any change in circumstances or other event other than a Regulatory Change.

          Section 1.15.  Pro Rata Treatment.  Except to the extent otherwise
                         ------------------
provided herein, (a) Loans of each Type to be made on any day shall be made by the Banks pro rata in accordance with their respective Commitments, (b) Loans of the Banks shall be converted and continued pro rata in accordance with their respective amounts of Loans of the Type and, in the case of Fixed Rate Loans, having the Interest Period being so converted or continued, (c) each reduction in the Commitments shall be made pro rata in accordance with the respective amounts thereof and (d) each payment of the principal of or interest on the Loans or of fees shall be made for the account of the Banks pro rata in accordance with the respective amounts thereof then due and payable.

          Section 1.16.  Cash Collateral Account.  In the event that, (a) as of
                         -----------------------
the tenth Business Day preceding a Letter of Credit Event Date, any Letter of Credit scheduled to expire on such Letter of Credit Event Date shall not have been renewed or replaced in the manner and to the extent necessary in order for
(i) the Borrower to be in compliance with Section 1.02(a) on such Letter of Credit Event Date or (ii) the sum of (x) the aggregate principal amount of Loans outstanding at such time, (y) the aggregate amount of accrued and unpaid interest thereon and accrued and unpaid fees payable under the Loan Documents and (z) the aggregate amount of interest and fees that would accrue for the three month period (or, if less, the period from the date of determination through the date that is 30 days after the next Increase Date) commencing on the date of determination, assuming such Loans remained outstanding during such period and bore interest throughout such period at the weighted average rate applicable to such Loans on the date of determination, to be no greater than the sum of the Available Letter of Credit Amount and the Available Cash Collateral Amount (assuming such Letter of Credit were to so expire) on such Letter of Credit Event Date or (b) as of the ninetieth day after the first day on which an Issuing Bank shall have failed to maintain the Required LC Rating (without the Letter or Letters of Credit issued by such Issuing Bank being replaced by a Letter or Letters of Credit), the Administrative Agent shall be entitled to draw in full on such expiring Letter or Letters of Credit or on such Letter or Letters of Credit issued by such Issuing Bank, as the case may be, and, as provided in the Collateral Account Agreement, hold the proceeds of such drawing in a cash collateral account maintained at the Administrative Agent's Office as collateral securing the prompt payment when due (whether at maturity, by reason of mandatory prepayment or acceleration or otherwise) of the principal and interest on the Loans and the Notes and all other amounts payable to the Administrative Agent and the Banks under the Loan Documents. Such cash collateral, together with drawings under Letters of Credit, shall be applied to such amounts on a pro rata basis as provided in Section 1.02(d). In the event that, at any time, the sum of the Available Letter of Credit

Amount and the Available Cash Collateral Amount are in excess of the amount necessary for the Borrower to be in compliance with Section 1.02(a) at such time, and so long as no mandatory prepayment pursuant to Section 1.06(b) shall then be due and payable, the Administrative Agent shall, upon the Borrower's request, release its lien on such cash collateral to the extent of such excess and return such excess funds deposited therein to the Borrower or its designee. The Borrower hereby agrees to execute and deliver to the Administrative Agent from time to time as required by the Administrative Agent such statements, instruments or other documents as shall reasonably be necessary or desirable in order to further effectuate the purposes of this Section 1.16. This Section 1.16 is subject, without limitation, to the second sentence of Section 5.01(f).

          Section 1.17.  Liability of Partners.  No Partner and no Affiliate of
                         ---------------------
any Partner shall be liable for the payment or performance of the obligations of the Borrower under the Loan Documents (and no recourse shall be had, whether by levy, execution or otherwise, for the payment or performance of any such obligation against any Partner or any such Affiliate or against any assets of any thereof), by reason of the status of such Partner as a Partner or for any other reason; except that the provisions of this Section 1.17 shall not limit or otherwise affect the Agents' and the Banks' rights under the Loan Documents with respect to the Letters of Credit or the proceeds of draws thereunder.

                         ARTICLE 2 CONDITIONS TO LOANS
                                   -------------------

          Section 2.01.  Conditions to Initial Loans.  The obligation of each
                         ---------------------------
Bank to make its initial Loan is subject to the fulfillment of the conditions that (1) during the period from December 31, 1992 through the date of such Loan, there has been no material adverse change with respect to the business, operations or prospects of the Borrower, except for the operating losses of the Borrower incurred during such period and changes affecting the cable television or DBS industries generally and (2) the Managing Agents shall have received each of the following, in form and substance and, in the case of the materials referred to in clauses (a), (b), (c), (g) and (j), certified in a manner satisfactory to the Managing Agents:

               (a) a certificate of the Secretary or an Assistant Secretary of the Borrower, dated the requested date for the making of such Loan, substantially in the form of Schedule 2.01(a), to which shall be attached
                                  ----------------
     copies of the resolutions referred to in such certificate;

               (b)  a copy of the Limited Partnership Agreement of the Borrower;

               (c) a good standing certificate with respect to the Borrower, issued as of a recent date by the Secretary of State or other appropriate official of the Borrower's jurisdiction of formation;

               (d) an opinion of counsel for the Borrower, dated the requested date for the making of such Loan, in the form of Schedule 2.01(d), with
                                                      ----------------
     such changes as the Managing Agents shall approve;

               (e) an opinion of counsel for each Issuing Bank, dated not later than the requested date for the making of such Loan, substantially in the form of Schedule 2.01(e), with such changes as the Managing Agents shall
             ----------------
     approve (which approval shall not be unreasonably withheld);

               (f) an opinion of Winthrop, Stimson, Putnam & Roberts, special counsel for the Managing Agents, dated the requested date for the making of such Loan, in the form of Schedule 2.01(f);
                               ----------------

               (g) a copy of each Governmental Approval and other consent or approval listed on Schedule 3.02;
                        -------------

               (h) a duly executed Note for each Bank and a duly executed Collateral Account Agreement;

               (i) one or more Letters of Credit in an aggregate face amount equal to the initial Required LC Amount;

               (j) a copy of each of the Project Documents as in effect on the date of such delivery; and

               (k) evidence of the payment or arrangements to make the payment of all amounts payable at such time pursuant to Section 9.02.

          Section 2.02.  Conditions to Each Loan.  The obligation of each Bank
                         -----------------------
to make each Loan requested to be made by it, including its initial Loan, is subject to the fulfillment of each of the following conditions:

          (a) the Administrative Agent shall have received a notice of borrowing with respect to such Loan complying with the requirements of Section 1.03;

          (b) each Representation and Warranty shall be true and correct at and as of the time such Loan is to be made, both with and without giving effect to such Loan and all other Loans to be made at such time and to the application of the proceeds thereof;

          (c) no Default shall have occurred and be continuing at the time such Loan is to be made or would result from the making of such Loan and all other Loans to be made at such time or from the application of the proceeds thereof;

          (d) in the event that such Loan is to be made on a day that is within the period of ten Business Days preceding a Letter of Credit Event Date, the Administrative Agent shall have received such renewals and increases of existing Letters of Credit, or such replacement or additional Letters of Credit, or such combination thereof, as shall be necessary to enable the Borrower to be in compliance with Section 1.02(a) on such Letter of Credit Event Date, after giving effect to the second sentence of Section 5.01(f);

          (e) in the event that such Loan is to be made on a day that is within the 90 day period following a Letter of Credit Event Date on which the Borrower shall not have been in compliance with Section 1.02(a), the Administrative Agent shall have received such renewals and increases of existing Letters of Credit, or such replacement or additional Letters of Credit, or such combination thereof, as shall be necessary to enable the Borrower to be in compliance with
Section 1.02(a) on the date of such Loan, after giving effect to the second sentence of Section 5.01(f); and

          (f) such Loan will not contravene any Applicable Law applicable to such Bank.

          Except to the extent that the Borrower shall have disclosed in the notice of borrowing, or in a subsequent notice given to the Banks prior to 5:00 p.m. (New York time) on the Business Day before the requested date for the making of the requested Loans, that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of such Loans, the Borrower shall be deemed to have made a Representation and Warranty as of the time of the making of such Loans that the conditions specified in such clauses have been fulfilled as of such time. No such disclosure by the Borrower that a condition specified in clause (b) or (c) above will not be fulfilled as of the requested time for the making of the requested Loans shall affect the right of each Bank to not make the Loans requested to be made by it if, in such Bank's determination, such condition has not been fulfilled at such time.


                ARTICLE 3 CERTAIN REPRESENTATIONS AND WARRANTIES
                          --------------------------------------
          In order to induce each Bank to enter into this Agreement and to make each Loan requested to be made by it, the Borrower represents and warrants as follows:

          Section 3.01.  Organization; Power; Qualification.  The Borrower is a
                         ----------------------------------
limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, has the power and authority to own its property and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and in good standing, and is authorized to do business, in all jurisdictions in which the character of its properties or the nature of its business requires such qualification or authorization, except for qualifications and authorizations the lack of which, singly or in the aggregate, has not had and will not have a Materially Adverse Effect on any Loan Document.

          Section 3.02.  Authorization; Enforceability; Required Consents;
                         -------------------------------------------------
Absence of Conflicts.  The Borrower has the power, and has taken all necessary
--------------------
action (including, any necessary action by its partners or any committee of representatives of its partners) to authorize it, to execute, deliver and perform in accordance with their respective terms the Loan Documents and to borrow hereunder in the unused amount of the Commitments. This Agreement has been, and each of the other Loan Documents when delivered to the Administrative Agent will have been, duly executed and delivered by the Borrower and is, or when so delivered will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles. The execution, delivery and performance in accordance with their respective terms by the Borrower of the Loan Documents, and each borrowing hereunder, including a borrowing in the amount of the unused Commitments, do not and (absent any change in any Applicable Law or applicable Contract to which the Borrower is a party or by which the Borrower or any of its properties may be bound) will not (a) require any Governmental Approval or any other consent or approval, including any consent or approval of the partners of the Borrower, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect and, in the case of any such required under any Applicable Law or under any Contract to which the Borrower is a party or by which the Borrower or any of its properties may be bound, in each case as in effect on the Agreement Date, are listed on Schedule
                                                                      --------
3.02, or (b) violate, conflict with, result in a breach of, constitute a default
----
under, or result in or require the creation of any lien or other encumbrance upon any assets of the Borrower under, (i) any Contract to which the Borrower is a party or by which the Borrower or any of its properties may be bound or (ii) any Applicable Law.

          Section 3.03.  Litigation.  There are not, in any court or before any
                         ----------
arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings pending against or in any other way relating to or affecting the Borrower or any Loan Document, except actions, suits or proceedings that, if adversely determined, would not, singly or in the aggregate, have a Materially Adverse Effect on any Loan Document.

          Section 3.04.  Compliance With Law.  The Borrower is in compliance
                         -------------------
with Applicable Law, except for such noncompliance as would not have a Materially Adverse Effect on any Loan Document.

          Section 3.05.  Project Documents.  (a)  Delivery.  The Borrower has
                         -----------------        --------
delivered to the Administrative Agent a copy of each of the Project Documents and all material amendments, modifications and supplements thereof or thereto, in each case as in effect on the date of such delivery.

          (b)  Absence of Defaults.  No default on the part of the Borrower or,
               -------------------
to the knowledge of the Borrower, on the part of any other party thereto exists under or with respect to any of the Project Documents, except for such defaults as would not have a Materially Adverse Effect on any Loan Document.

          Section 3.06.  Investment Company Act.  The Borrower is not an
                         ----------------------
"investment company" or a Person "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.


                           ARTICLE 4 CERTAIN COVENANTS
                                     -----------------
          From the Agreement Date and until the Repayment Date,

     A.  The Borrower shall:
         ------------------

          Section 4.01.  Preservation of Existence, Scope of Business,
                         ---------------------------------------------
Compliance with Law, Preservation of Enforceability.  (a)  Preserve and maintain
---------------------------------------------------
its partnership existence and all of its other franchises, licenses, rights and privileges, (b) engage only in business in substantially the same field as the business conducted on the Agreement Date, (c) comply with Applicable Law (d) take all action and obtain all consents and Governmental Approvals required so that its obligations under the Loan Documents will at all times be legal, valid and binding and enforceable in accordance with their respective terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles), except that this
Section 4.01 (other than clause (a), insofar as it requires the Borrower to preserve its partnership existence) shall not apply in any circumstance where noncompliance, together with all other noncompliances with this Section 4.01, will not have a Materially Adverse Effect on any Loan Document.

          Section 4.02.  Use of Proceeds.  Use the proceeds of the Loans only
                         ---------------
to:

               (a) refinance any interim financing provided by Loral, the Participating Partners or any other entity to commence or continue construction of the Satellites;

               (b) finance payments under the Satellite Construction Contract;

               (c) fund the payment of interest and fees and other amounts due hereunder and the cost of interest rate hedging arrangements; and

               (d) fund expenses for construction monitoring (including the refinancing of any interim financing thereof) and for working capital relating to the Project.

None of the proceeds of any of the Loans shall be used to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower shall complete and sign Part I of a copy of Federal Reserve
Form U-1 referred to in Regulation U and deliver such copy to such Bank.

     B.  The Borrower shall not:
         ----------------------

          Section 4.03.  Merger or Consolidation.  Merge or consolidate with any
                         -----------------------
Person, except that, if after giving effect thereto no Default would exist, this
Section 4.03 shall not apply to any merger or consolidation of the Borrower with any one or more Persons, provided that the Borrower shall be the continuing Person.

                              ARTICLE 5 INFORMATION
                                        -----------

          Section 5.01.  Information to Be Furnished.  From the Agreement Date
                         ---------------------------
and until the Repayment Date, the Borrower shall furnish to the Administrative Agent, with sufficient copies for each of the Banks:

          (a)  Quarterly Financial Statements.  As soon as available and in any
               ------------------------------
event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower, commencing with the quarterly period ended March 31, 1994, a balance sheet of the Borrower as at the end of such quarterly period and the related statements of income and changes in cash balance of the Borrower for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year.

          (b)  Year-End Financial Statements; Accountants' Certificate.  As soon
               -------------------------------------------------------
as available and in any event within 120 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ended December 31, 1993 or, in the case of clause (iii) below, 1994:

               (i) a balance sheet of the Borrower as at the end of such fiscal year and the related statements of operations, partners' capital (deficit) and cash flows of the Borrower for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year;

               (ii) an audit report of Price Waterhouse, or other independent certified public accountants of recognized national standing, on such financial statements, which report shall not contain any exception as to scope that is not satisfactory to the Managing Agents; and

               (iii) a certificate of such accountants addressed to the Banks and in form and substance satisfactory to the

     Managing Agents stating that they have caused this Agreement to be reviewed in making the examination necessary for their report on such consolidated financial statements and that nothing came to their attention that caused them to believe that, as of the date of such financial statements, any Default existed or, if such is not the case, specifying such Default and its nature, when it occurred and whether it is continuing.

          (c)  Officer's Certificate as to Financial Statements and Defaults.
               -------------------------------------------------------------
At the time that financial statements are furnished pursuant to Section 5.01(a) or (b), a certificate of the president or chief financial officer of the Borrower in the form of Schedule 5.01(c).
                        ----------------

          (d)  Requested Information.  From time to time and promptly upon
               ---------------------
written request of any Bank, such Information regarding the Loan Documents, the Loans or the business, assets, Liabilities, financial condition or results of operations of the Borrower as such Bank may reasonably request, in each case in form and substance satisfactory to the requesting Bank.

          (e)  Notice of Defaults, Material Adverse Changes and Other Matters.
               --------------------------------------------------------------
Promptly upon obtaining knowledge thereof, notice of:

               (i)  any Default,

               (ii) the commencement of, or the occurrence or nonoccurrence of any change or event relating to, any action, suit or proceeding that would cause the Representation and Warranty contained in Section 3.03 to be incorrect if made at such time, and

               (iii) any material amendment or modification of, or supplement to, the Limited Partnership Agreement of the Borrower or any of the Project Documents.

          (f)  Opinions of Counsel for Issuing Banks.  On the day that any
               -------------------------------------
Letter of Credit is issued, renewed or increased, an opinion of counsel for the applicable Issuing Bank with respect to such Letter of Credit or the renewal or increase thereof, substantially in the form of Schedule 2.01(e), with such
                                               ----------------
changes as the Managing Agents shall approve (which approval shall not be unreasonably withheld). In the event that such opinion is not delivered at the time of the issuance of a Letter of Credit or the renewal or increase thereof, such Letter of Credit shall be deemed not to have been issued, or such renewal or increase thereof shall be deemed not to have taken place, as the case may be, for the purposes of Sections 1.06(b), 1.16 and 2.02(d) and (e) until such time as such opinion is delivered.

          Section 5.02.  Accuracy of Financial Statements and Information.
                         ------------------------------------------------

          (a)  Historical Financial Statements.  The Borrower hereby represents
               -------------------------------
and warrants that (i) Schedule 5.02(a) sets forth a complete and correct list of
                      ----------------
the financial statements submitted by the Borrower to the Banks in order to induce them to execute and deliver this Agreement, (ii) such financial statements are complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (other than, in the case of unaudited financial statements, the statement of changes in cash balance and except that unaudited financial statements are subject to normal year-end adjustments and do not contain all of the footnote disclosures required by Generally Accepted Accounting Principles), the financial position of the Borrower as at their respective dates, results of operations, partners' capital (deficit) and cash flows of the Borrower for the respective periods to which such statements relate.

          (b)  Future Financial Statements.  The financial statements delivered
               ---------------------------
pursuant to Section 5.01(a) or (b) shall be complete and correct and present fairly, in accordance with Generally Accepted Accounting Principles (other than, in the case of unaudited financial statements, the statement of changes in cash balance and except that unaudited financial statements are subject to normal year-end adjustments and do not contain all of the footnote disclosures required by Generally Accepted Accounting Principles), the financial position of the Borrower and the results of operations, partners' capital (deficit) and cash flows of the Borrower for the respective periods to which such statements relate, and the furnishing of the same to the Banks shall constitute a representation and warranty by the Borrower made on the date the same are furnished to the Banks to that effect.

          (c)  Historical Information.  The Borrower hereby represents and
               ----------------------
warrants that all Information (other than any projections or any financial forecasts contained therein) furnished to the Managing Agents or the Banks in writing by or on behalf of the Borrower prior to the Agreement Date in connection with or pursuant to the Loan Documents and the relationships established thereunder, at the time the same was so furnished, but in the case of Information dated as of a prior date, as of such date, was complete and correct in the light of the purpose for which it was prepared.

          (d)  Future Information.  All Information (other than any projections
               ------------------
or any financial forecasts contained therein) furnished to the Administrative Agent, the Managing Agents or the Banks in writing by or on behalf of the Borrower on or after the Agreement Date in connection with or pursuant to the Loan Documents or in connection with or pursuant to any amendment or modification of, or waiver of rights under, the Loan Documents, shall, at the time the same is so furnished, but in the case of Information dated as of a prior date, as of such date, (i) be complete and correct in the light of the purpose for which it was prepared, (ii) not contain any untrue statement of a material fact, and (iii) not omit to state a material fact necessary in order to make the statements contained therein not misleading in the light of the circumstances under which they were made, and the furnishing of the same to the Administrative Agent, the Managing Agents or any Bank shall constitute a representation and warranty by the Borrower made on the date the same are so furnished to the effect specified in clauses (i), (ii) and (iii).

          Section 5.03.  Additional Covenants Relating to Disclosure.  From the
                         -------------------------------------------
Agreement Date and until the Repayment Date, the Borrower shall:

          (a)  Accounting Methods and Financial Records.  Maintain a system of
               ----------------------------------------
accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or necessary to permit the preparation of financial statements required to be delivered pursuant to Section 5.01(a) and
(b).

          (b)  Visits, Inspections and Discussions.  Permit representatives
               -----------------------------------
(whether or not officers or employees) of any Bank, from time to time, as often as may be reasonably requested, to (i) visit any of its premises or property,
(ii) inspect, and verify the amount, character and condition of, any of its property, (iii) review and make extracts from its books and records, including management letters prepared by its independent certified public accountants, and
(iv) discuss with its officers, employees and independent certified public accountants its business, assets, liabilities, financial condition, results of operation and business prospects (and by this provision the Borrower authorizes said officers, employees and accountants to discuss such matters).

          Section 5.04.  Authorization of Third Parties to Deliver Information.
                         -----------------------------------------------------
The Borrower hereby agrees that any opinion, report or other Information delivered to the Administrative Agent, the Managing Agents or the Banks pursuant to the Loan Documents (including under Article 2 or this Article

5) is hereby deemed to have been authorized and directed by the Borrower to be delivered for the benefit of the Administrative Agent, the Managing Agents and the Banks. The Borrower agrees to promptly execute and deliver from time to time such further authorizations to effect the purposes of this Section 5.04 as the Administrative Agent, the Managing Agents or any Bank may reasonably request.

                                ARTICLE 6 DEFAULT
                                          -------

          Section 6.01.  Events of Default.  Each of the following shall
                         -----------------
constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary, or within or without the control of the Borrower, or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

          (a) Any payment of principal of or interest on any of the Loans or the Notes or of fees shall not be made when and as due (whether at maturity, by reason of mandatory prepayment or acceleration or otherwise) and in accordance with the terms of this Agreement and the Notes and, except in the case of payments of principal, such failure shall continue for three Business Days or, in the case of the obligation (including as such obligation relates to principal) provided for in the last sentence of Section 1.03(c), two Business Days;

          (b) Any Representation and Warranty made or deemed to be made by the Borrower shall at any time prove to have been incorrect or misleading in any material respect when made;

          (c)   The Borrower shall default in the performance or observance of:

                (i) any covenant or agreement contained in Section 4.01(a) (insofar as such Section requires the preservation of the partnership existence of the Borrower), 4.01(d), 4.03 or 5.01(e)(i); or

                (ii) any term, covenant, condition or agreement contained in any Loan Document (other than the covenants contained in Section 1.02(a) and (c) and Section 5.01(f) or any term, covenant, condition or agreement a default in the performance or observance of which is elsewhere in this Section specifically dealt with) and, if capable of being remedied, such default shall continue unremedied for a period of, in the case of Section 5.03(b), 10 days and, in all other cases, 30 days from the earlier of the date on which the Administrative Agent shall have given notice of such default to the Borrower and the date on which the Borrower either obtained knowledge thereof or reasonably should have obtained knowledge thereof;

          (d) (i) The Borrower shall (A) commence a voluntary case under the Federal bankruptcy laws (as now or hereafter in effect), (B) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, (C) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (D) apply for, or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of a substantial part of its assets, domestic or foreign, (E) admit in writing its inability to pay, or generally not be paying, its debts (other than those that are the subject of bona fide disputes) as they become due, (F) make a general assignment for the benefit of creditors, or (G) take any partnership action for the purpose of effecting any of the foregoing;

          (ii) (A) A case or other proceeding shall be commenced against the Borrower seeking (1) relief under the Federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, or (2) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower, or of all or any substantial part of the assets, domestic or foreign, of the Borrower, and such case or proceeding shall continue undismissed and unstayed for a period of 60 consecutive days, or (B) an order granting the relief requested in such case or proceeding against the Borrower (including an order for relief under such Federal bankruptcy laws) shall be entered;

          (e) A judgment or order for the payment of money shall be entered against the Borrower by any court, and such judgment or order shall continue undischarged and unstayed for a period of 60 consecutive days in which the aggregate amount of all such judgments and orders exceeds $1,000,000;

          (f) Any Participating Partner, any of its Affiliates or the Borrower asserts in writing addressed to the Administrative Agent or any Bank (or institutes any proceeding seeking to establish) that (i) any Loan Document is invalid, not binding or unenforceable in its entirety, (ii) any obligation of the Borrower to pay the principal of or interest on the Loans (or any other material payment obligation of the Borrower) pursuant to any Loan Document or any right of the Administrative Agent under the Loan Documents to draw on any Letter of Credit is invalid, not binding or unenforceable or (iii) any other provision of any Loan Document is invalid, not binding or unenforceable if the Required Banks shall have determined in good faith that the assertion or proceeding under this clause (iii), if determined adversely to the Banks, would have a materially adverse effect on the obligations of the Borrower or the rights of the Banks under the Loan Documents taken as a whole;

          (g) Participating Partners, or Affiliates thereof, 51% of the outstanding capital securities or other equity interests having ordinary voting power of which is owned, directly or indirectly, by Parent Companies, shall at any time cease to own at least 51% of the partnership interests in the Borrower;

          (h) The Borrower or Tempo shall give notice to the Banks, Loral or, in the case of any such notice by the Borrower, Tempo, of the determination by the Borrower or Tempo, as the case may be, to terminate construction of the Satellites, and such notice shall not be revoked or rescinded for 15 Business Days after the date on which such notice shall have been given; or

          (i) Any Letter of Credit shall be or become invalid, not binding or unenforceable in any respect, and such invalidity, lack of binding effect or unenforceability shall continue for three Business Days.

          Section 6.02.  Remedies upon Event of Default.  During the continuance
                         ------------------------------
of any Event of Default (other than one specified in Section 6.01(d)) and in every such event, the Administrative Agent, upon notice to the Borrower, may do either or both of the following: (a) declare, in whole or, from time to time, in part, the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents to be, and the Loans and the Notes and all such other amounts shall thereupon and to that extent become, due and payable and the Administrative Agent shall thereupon be entitled immediately (subject to the pro rata requirements of Sections 1.02(d) and 1.16) to draw on the Letters of Credit and apply the proceeds thereof and the cash collateral, if any, held pursuant to Section 1.16 to the payment of such amounts, and (b) terminate, in whole or, from time to time, in part, the Commitments. Upon the occurrence of an Event of Default specified in Section 6.01(d), automatically and without any notice to the Borrower, (a) the principal of and interest on the Loans and the Notes and all other amounts owing under the Loan Documents shall be due and payable and the Administrative Agent shall thereupon be entitled immediately (subject to the pro rata requirements of Sections 1.02(d) and 1.16) to draw on the Letters of Credit and apply the proceeds thereof and the cash collateral, if any, held pursuant to
Section 1.16 to the payment of such amounts, and (b) the Commitments shall terminate. Presentment, demand, protest or notice of any kind (other than the notice provided for in the first sentence of this Section 6.02) are hereby expressly waived.

                 ARTICLE 7 ADDITIONAL CREDIT FACILITY PROVISIONS
                           -------------------------------------

          Section 7.01.  Mandatory Suspension and Conversion of Fixed Rate
                         -------------------------------------------------
Loans. A Bank's obligations to make, continue or convert into Fixed Rate Loans of any Type shall be suspended, all such Bank's outstanding Loans of that Type shall be converted on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Bank may lawfully continue to maintain Loans of that Type or, in the case of clause (d) below, on the day determined by such Bank to be the last Business Day before the effective date of the applicable restriction) into, and all pending requests for the making or continuation of or conversion into Loans of such Type by such Bank shall be deemed requests for, Base Rate Loans, if:

               (a) on or prior to the determination of an interest rate for a Fixed Rate Loan of that Type for any Interest Period, the Administrative Agent determines that for any reason appropriate information is not available to it for purposes of determining the Adjusted CD Rate or the Adjusted Eurodollar Rate, as the case may be, for such Interest Period;

               (b) on or prior to the first day of any Interest Period for a Fixed Rate Loan of that Type, such Bank determines that the Adjusted CD Rate or the Adjusted Eurodollar Rate, as the case may be, as determined by the Agent for such Interest Period would not accurately reflect the cost to such Bank of making, continuing or converting into a Fixed Rate Loan of such Type for such Interest Period;

               (c) at any time such Bank determines that any Regulatory Change makes it unlawful or impracticable for such Bank or its applicable Lending Office to make, continue or convert into any Fixed Rate Loan of that Type, or to comply with its obligations hereunder in respect thereof; or

               (d) such Bank determines that, by reason of any Regulatory Change, such Bank or its applicable Lending Office is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to Fixed Rate Loans of that Type is directly or indirectly determined or
     (ii) the category of assets that includes Fixed Rate Loans of that Type.

If, as a result of this Section 7.01, any Loan of any Bank that would otherwise be made or maintained as or converted into a Fixed Rate Loan of any Type for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Banks is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a Fixed Rate Loan of such Type for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Banks of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Administrative Agent shall promptly notify the Borrower and each Bank of the existence or occurrence of any condition or circumstance specified in clause (a) above, and each Bank shall promptly notify the Borrower and the Administrative Agent of the existence or occurrence of any condition or circumstance specified in clause
(b), (c) or (d) above applicable to such Bank's Loans, but the failure by the Administrative Agent or such Bank to give any such notice shall not affect such Bank's rights hereunder.

          Section 7.02.  Regulatory Changes.  If in the determination of any
                         ------------------
Bank (a) any Regulatory Change shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Bank with respect to any Loan or the return to be earned by such Bank on any Loan, (ii) impose a cost on such Bank or any Affiliate of such Bank that is attributable to the making or maintaining of, or such Bank's commitment to make, any Loan, (iii) require such Bank or any Affiliate of such Bank to make any payment on or calculated by reference to the gross amount of any amount received by such Bank under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of such Bank or any Affiliate of such Bank that such Bank or such Affiliate is required to maintain on account of any Loan or such Bank's commitment to make any Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then the Borrower shall pay to such Bank such additional amounts as such Bank determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Bank for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Bank. Each Bank will promptly notify the Borrower of any determination made by it referred to in clauses (a) and (b) above, but the failure to give such notice shall not affect such Bank's right to compensation. Notwithstanding the foregoing, the Borrower will not be required to reimburse any Bank for any reductions, increased costs or payments under this
Section 7.02 arising prior to 90 days preceding the date of such notice, unless the applicable Regulatory Change is imposed retroactively. In the case of a Regulatory Change which is retroactive in effect, such notice shall be provided to the Borrower not later than 90 days from the date that such Bank reasonably should have learned of such Regulatory Change, and the Borrower's obligation to compensate such Bank for such reduction, increased cost or payment is contingent upon the provision of such timely notice (but any failure by such Bank to provide such timely notice shall not affect the Borrower's reimbursement obligations with respect to (x) reductions, increased costs or payments incurred or made from the date as of which the Regulatory Change became effective to the date that is 90 days after such Bank reasonably should have learned of such Regulatory Change and (y) reductions, increased costs or payments incurred or made following the provision of such notice).

          Section 7.03.  Funding Losses.  The Borrower shall pay to each Bank,
                         --------------
upon request, such amount or amounts as such Bank determines are necessary to compensate it for any loss, cost or expense (excluding loss of applicable margin) incurred by it as a result of (a) any payment, prepayment or conversion of a Fixed Rate Loan on a date other than the last day of an Interest Period for such Fixed Rate Loan or (b) a Fixed Rate Loan for any reason attributable to the Borrower (including a failure, in the determination of the Banks, to meet conditions) not being made or converted, or any payment of principal thereof or interest thereon not being made (whether or not, in the case of an optional prepayment, such prepayment was revocable or had become irrevocable as provided in Section 1.06(a)), on the date therefor determined in accordance with the applicable provisions of this Agreement. At the election of such Bank, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of
(i) the interest that would have been received from the Borrower under this Agreement (excluding applicable margin) on any amounts to be reemployed during an Interest Period or its remaining portion over (ii) the interest component of the return that such Bank determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such Interest Period or its remaining portion.

          Section 7.04.  Certain Determinations.  In making the determinations
                         ----------------------
contemplated by Sections 7.01, 7.02 and 7.03, each Bank may make such estimates, assumptions, allocations and the like that such Bank in good faith determines to be appropriate, and such Bank's selection thereof in accordance with this
Section 7.04, and the determinations made by such Bank on the basis thereof, shall be final, binding and conclusive upon the Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Bank shall furnish to the Borrower upon request a certificate outlining in reasonable detail the computation of any amounts claimed by it under Sections
7.02 and 7.03 or, to the extent not confidential, the determinations made by it under Sections 7.01(b) and (d) and the assumptions underlying such computations or determinations.

          Section 7.05.  Change of Lending Office.  If an event occurs with
                         ------------------------
respect to a Lending Office of any Bank that obligates the Borrower to pay any amount under Section 1.14, makes operable the provisions of clause (b), (c) or
(d) of Section 7.01 or entitles such Bank to make a claim under Section 7.02, such Bank shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office or Offices the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Bank is so entitled to claim, provided that such designation would not, in the sole and absolute discretion of such Bank, be disadvantageous to such Bank in any manner or contrary to such Bank's policies. Each Bank may at any time and from time to time change any Lending Office and shall give notice of any such change to the Administrative Agent and the Borrower. Except in the case of a change in Lending Offices made at the request of the Borrower, the designation of a new Lending Office by any Bank shall not obligate the Borrower to pay any amount to such Bank under Section 1.14, make operable the provisions of clause (b), (c) or (d) of Section 7.01 or entitle such Bank to make a claim under Section 7.02 if such obligation, the operability of such clause or such claim results solely from such designation and not from a subsequent Regulatory Change.

          Section 7.06.  Replacement of Banks.  If any Bank requests
                         --------------------
compensation pursuant to Section 1.14 or 7.02 hereof, or such Bank's obligation to make or continue, or to convert Loans of any other Type into, any Type of Fixed Rate Loan shall be suspended pursuant to Section 7.01 hereof, the Borrower, upon three Business Days' notice, may require that such Bank transfer all of its right, title and interest under this Agreement and such Bank's Note to any bank or other financial institution identified by the Borrower (i) if such proposed transferee agrees to assume all of the obligations of such Bank hereunder for consideration equal to the outstanding principal amount of such Bank's Loans, together with the interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Bank of all other amounts payable hereunder to such Bank on or prior to the date of such transfer (including any fees accrued hereunder and any amounts which would be payable under Section 7.03 hereof as if all of such Bank's Loans were prepaid in full on such date) and (ii) if such Bank being replaced has requested compensation pursuant to Section 1.14 or 7.02 hereof, such proposed transferee's aggregate requested compensation, if any, pursuant to said Section 1.14 or 7.02 with respect to such replaced Bank's Loans would be, under Applicable Law in effect at the time of the transfer, lower than that of the Bank replaced. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements of the Borrower contained in Sections 1.14, 7.02, 7.03 and 9.02 (without duplication of any payments made to such Bank by the Borrower or the proposed transferee) shall survive for the benefit of any Bank replaced under this Section 7.06 with respect to the time prior to such replacement.

                              ARTICLE 8 THE AGENTS
                                        ----------

          Section 8.01.  Appointment and Powers.  Each Bank hereby irrevocably
                         ----------------------
appoints and authorizes the Agents, individually and in their respective capacities as Agents, and the Agents hereby agree, to act as the agents for such Bank under the Loan Documents with such powers as are delegated to the respective Agents by the terms thereof, together with such other powers as are reasonably incidental thereto. The Agents' duties shall be purely ministerial and they shall have no duties or responsibilities except those expressly set forth in the Loan Documents. None of the Agents shall be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. None of the Agents shall, by reason of its serving as an Agent, be a trustee or other fiduciary for any Bank.

          Section 8.02.  Limitation on Agents' Liability.  None of the Agents
                         -------------------------------
nor any of their respective directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. None of the Agents shall be responsible to any Bank for (a) any recitals, statements, representations or warranties contained in the Loan Documents or in any certificate or other document referred to or provided for in, or received by any of the Banks under, the Loan Documents, (b) the validity, effectiveness or enforceability of the Loan Documents or any such certificate or other document or (c) any failure by the Borrower to perform any of its obligations under the Loan Documents. Each of the Agents may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact so long as such Agent was not grossly negligent in selecting or directing such agents or attorneys-in-fact. Each of the Agents shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or given by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. As to any matters not expressly provided for by the Loan Documents, each of the Agents shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

          Section 8.03.  Defaults.  The Administrative Agent shall not be deemed
                         --------
to have knowledge of the occurrence of a Default (other than the non-payment to it of principal of or interest on Loans or fees) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent has knowledge of such a non-payment or receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Banks. In the event of any Default, the Administrative Agent shall (a) in the case of a Default that constitutes an Event of Default, take either or both of the actions referred to in clauses (a) and (b) of the first sentence of Section 6.02 if so directed by the Required Banks and (b) in the case of any Default, take such other action with respect to such Default as shall be reasonably directed by the Required Banks. Unless and until the Administrative Agent shall have received such directions, in the event of any Default, the Administrative Agent may (but, subject to Section 8.02, shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks. In the event that the

Administrative Agent shall be entitled to make a drawing under the Letters of Credit, the Administrative Agent shall do so if and as directed by the Required Banks and, absent such directions, may (but shall not be obligated to) do so if it shall deem such action advisable in the best interests of the Banks; provided, however, that notwithstanding the foregoing, the Administrative Agent
--------  -------
shall exercise its right to draw in full under any Letter of Credit the expiration of which would result in the aggregate unpaid principal amount of all Loans outstanding to exceed the Availability Amount unless it shall have been directed not to so draw by all of the Banks.

          Section 8.04.  Rights as a Bank.  Each Person acting as an Agent that
                         ----------------
is also a Bank shall, in its capacity as a Bank, have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not acting as an Agent, and the term "Bank" or "Banks" shall include such Person in its individual capacity. Each Person acting as an Agent (whether or not such Person is a Bank) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower and its Affiliates, including acting as an Issuing Bank, as if it were not acting as an Agent, and such Person and its Affiliates may accept fees and other consideration from the Borrower and its Affiliates for services in connection with the Loan Documents or otherwise without having to account for the same to the Banks.

          Section 8.05.  Indemnification.  The Banks agree to indemnify each of
                         ---------------
the Agents (to the extent not reimbursed by the Borrower hereunder), ratably on the basis of the respective principal amounts of the Loans outstanding made by the Banks (or, if no Loans are at the time outstanding, ratably on the basis of their respective Commitments), for any and all Liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent (including the costs and expenses that the Borrower is obligated to pay hereunder) in any way relating to or arising out of the Loan Documents or any other documents contemplated thereby or referred to therein or the transactions contemplated thereby or the enforcement of any of the terms thereof or of any such other documents, provided that no Bank shall be liable for any of the foregoing to the extent they arise from gross negligence or willful misconduct by such Agent.

          Section 8.06.  Non-Reliance on Agents and Other Banks.  Each Bank
                         --------------------------------------
agrees that it has made and will continue to make, independently and without reliance on any of the Agents or any other Bank, and based on such documents and information as it deems appropriate, its own credit analysis of the Borrower and its own decision to enter into the Loan Documents and to take or refrain from taking any action in connection therewith. None of the Agents shall be required to keep itself informed as to the performance or observance by the Borrower of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of the Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent under the Loan Documents, none of the Agents shall have any obligation to provide any Bank with any information concerning the business, status or condition of the Borrower or the Loan Documents that may come into the possession of such Agent or any of its Affiliates.

          Section 8.07.  Resignation of the Administrative Agent.  The
                         ---------------------------------------
Administrative Agent or any other Agent may at any time give notice of its resignation to the Banks and the Borrower. Upon receipt of any such notice of resignation, the Required Banks may, after consultation with the Borrower, appoint a successor Agent, which shall be a bank, trust company or other financial institution with combined capital and surplus, as determined on the basis of its most recent published statement or report of financial condition, of not less than $500,000,000. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks and after consultation with the Borrower, appoint a successor Agent, which shall be a bank, trust company or other financial institution with combined capital and surplus, as determined on the basis of its most recent published statement or report of financial condition, of not less than $500,000,000. Upon the acceptance by any Person of its appointment as a successor Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations as Agent under the Loan Documents, provided, that no Person's
                                                   --------
appointment as a successor Administrative Agent shall be effective until all collateral, if any, held by the retiring Administrative Agent pursuant to the Collateral Account Agreement shall have been transferred to such Person. After any retiring Agent's resignation as Agent, the provisions of this Article 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent.

                             ARTICLE 9 MISCELLANEOUS
                                       -------------

          Section 9.01.  Notices and Deliveries. (a)  Manner of Delivery.  All
                         ----------------------       ------------------
notices, communications and, unless the Borrower shall have been otherwise instructed by an Agent or by the Bank to which materials are to be furnished, materials (including all Information) to be given or delivered pursuant to the Loan Documents shall, except in those cases where giving notice by telephone is expressly permitted, be given or delivered in writing (which shall include telex and telecopy transmissions). Notices under Sections 1.03, 1.04(c), 1.06, 1.08 and 6.02 may be by telephone, promptly confirmed in writing. In the event of a discrepancy between any telephonic notice and any written confirmation thereof, such written confirmation shall be deemed the effective notice except to the extent that the Administrative Agent has acted in reliance on such telephonic notice.

          (b)  Addresses.  All notices, communications and, unless the Borrower
               ---------
shall have been otherwise instructed by an Agent or by the Bank to which materials are to be furnished, materials to be given or delivered pursuant to the Loan Documents shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

               (i)  if to the Borrower, to it at:

                    100 North Presidential Boulevard
                    Bala Cynwyd, PA  19004

                    Telecopier No.: (215) 660-6112
                    Telephone No.:  (215) 660-6100

                    Attention:  Lawrence L. Epstein
                    Marcus O. Evans, Esq.


                    with a copy to:


                    Reed Smith Shaw & McClay
                    435 Sixth Avenue
                    Pittsburgh, PA  15219

                    Telecopier No.: (412) 288-3064
                    Telephone No.:  (412) 288-3131

                    Attention:  Bruce D. Evans, Esq.

                  (ii)  if to the Administrative Agent, to it at:


                        270 Park Avenue
                        New York, NY  10017

                        Telecopier No.: (212) 270-2056 and
                                        (212) 270-3942
                        Telephone No.:  (212) 270-4683 and
                                        (212) 270-4145

                        Attention:  M. Elizabeth Mason
                                    J. Cheryl Boucher
                                    Margaret Harvey


                        with a copy to:


                        140 East 45th Street
                        New York, New York  10017

                        Telecopier No.: (212) 622-0002
                        Telephone No.:  (212) 622-0011

                        Attention:  Janet Belden


                  (iii) if to any Bank, to it at the address or telecopier or telephone number and to the attention of the individual or department, set forth below such Bank's name under the heading "Notice Address" on Annex A or, in the case
                                                        -------
                        of a Bank that becomes a Bank pursuant to an assignment, set forth under the heading "Notice Address" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment;

or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice specifically providing such information for use in connection with the Loan Documents given to (x) if the party to which such information pertains is the Borrower, the

Administrative Agent and each Bank, (y) if the party to which such information pertains is the Administrative Agent, the Borrower and each Bank and (z) if the party to which such information pertains is a Bank, the Borrower and the Administrative Agent.

          (c)  Effectiveness.  Each notice and communication and any material to
               -------------
be given or delivered pursuant to the Loan Documents shall be deemed so given or delivered (i) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after such notice, communication or material, addressed as above provided, is delivered to a United States post office and a receipt therefor is issued thereby, (ii) if sent by any other means of physical delivery, when such notice, communication or material is delivered to the appropriate address as above provided, (iii) if sent by telex, when such notice, communication or material is transmitted to the appropriate number determined as above provided in this Section 9.01 and the appropriate answer-back is received, (iv) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate telecopier number as above provided and is received at such number and (v) if given by telephone, when communicated to the individual or any member of the department specified as the individual or department to whose attention notices, communications and materials are to be given or delivered, or, in the case of notice by the Administrative Agent to the Borrower under Section 6.02 given by telephone as above provided, if any individual or any member of the department to whose attention notices, communications and materials are to be given or delivered is unavailable at the time, to any other officer or employee of the Borrower, except that (x) notices of a change of address, telex, telecopier or telephone number or individual or department to whose attention notices, communications and materials are to be given or delivered shall not be deemed given until received, (y) notices, communications and materials to be given or delivered to the Administrative Agent or any Bank pursuant to Sections 1.03, 1.04(c), 1.06, 1.08, 1.13(b) and 5.01(e) shall not be deemed given or delivered until received by the Administrative Agent or such Bank and (z) in the event that materials to be given or delivered pursuant to Article 5 are not in fact received by the Agent or Bank to which they are required to be furnished such Agent or Bank shall be entitled to request that the Borrower again attempt to effect delivery of such materials. Notwithstanding the foregoing, Letters of Credit, amendments, modifications or supplements thereof or thereto, commitments with respect thereto and other notices or communications with respect thereto shall not be deemed given or delivered until received by the Administrative Agent.

          (d)  Reasonable Notice.  To the extent permitted by Applicable Law, it
               -----------------
is agreed that any requirement under Applicable Law of reasonable notice by the Administrative Agent or the Banks to the Borrower of any event in connection with, or in any way related to, the Loan Documents or the exercise by the Administrative Agent or the Banks of any of their rights thereunder shall be met if notice of such event is given to the Borrower in the manner prescribed above at least 10 days before (i) the date of such event or (ii) the date after which such event will occur.

          Section 9.02.  Expenses; Indemnification.  Whether or not any Loans
                         -------------------------
are made hereunder, the Borrower shall:

          (a) pay or reimburse the Administrative Agent and each Bank for all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes, payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans;

          (b) pay or reimburse the Managing Agents and the Administrative Agent for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of legal counsel, appraisers, accountants and other experts reasonably employed or retained by the Managing Agents or the Administrative Agent) incurred by the Managing Agents and the Administrative Agent in connection with, arising out of, or in any way related to (i) the negotiation, preparation, execution and delivery of (A) the Loan Documents and (B) whether or not executed, any waiver, amendment or consent thereunder or thereto (unless such waiver, amendment or consent was not executed by the Borrower and not proposed or requested by the Borrower and was objected to by the Borrower in a written notice delivered to the Managing Agents), (ii) the administration of and any operations under the Loan Documents or the Letters of Credit or (iii) protecting, preserving, exercising or enforcing any of the rights of the Administrative Agent or the Banks under or related to the Loan Documents or the Letters of Credit;

          (c) pay or reimburse each Bank for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of legal counsel and other experts reasonably employed or retained by such Bank) incurred by such Bank in connection with, arising out of, or in any way related to protecting, preserving, exercising or enforcing during a Default any of its rights under or related to the Loan Documents or the Letters of Credit; and

          (d) indemnify and hold each Indemnified Person harmless from and against all losses (including judgments, penalties and fines) suffered, and pay or reimburse each Indemnified Person for all reasonable out-of-pocket costs and expenses (including reasonable fees and disbursements of legal counsel and other experts reasonably employed or retained by such Indemnified Person) incurred, by such Indemnified Person in connection with, arising out of, or in any way related to (i) any Loan Document Related Claim (whether asserted by such Indemnified Person or the Borrower or any other Person), including the prosecution or defense thereof and any litigation or proceeding with respect thereto (whether or not, in the case of any such litigation or proceeding, such Indemnified Person is a party thereto), or (ii) any investigation, governmental or otherwise, arising out of, related to, or in any way connected with, the Loan Documents or the relationships established thereunder, except that the foregoing indemnity shall not be applicable to any loss suffered by any Indemnified Person to the extent such loss is determined by a judgment of a court that is binding on the Borrower and such Indemnified Person, final and not subject to review on appeal, to be the result of acts or omissions on the part of such Indemnified Person constituting (x) gross negligence or (y) willful misconduct.

          Section 9.03.  Amounts Payable Due upon Request for Payment.  All
                         --------------------------------------------
amounts payable by the Borrower under Section 9.02 and under the other provisions of the Loan Documents shall, except as otherwise expressly provided, be due 20 days following written request for the payment thereof.

          Section 9.04.  Remedies of the Essence.  The various rights and
                         -----------------------
remedies of the Administrative Agent and the Banks under the Loan Documents are of the essence of those agreements, and the Administrative Agent and the Banks shall be entitled to obtain a decree requiring specific performance of each such right and remedy.

          Section 9.05.  Rights Cumulative.  Each of the rights and remedies of
                         -----------------
the Administrative Agent and the Banks under the Loan Documents shall be in addition to all of their other rights and remedies under the Loan Documents and Applicable Law, and nothing in the Loan Documents shall be construed as limiting any such rights or remedies.

          Section 9.06.  Disclosures.  The Administrative Agent and each Bank
                         -----------
agrees to exercise all reasonable efforts to keep any information delivered or made available by the Borrower confidential from anyone other than Persons employed or retained by the Administrative Agent or such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans, provided, that
                                                               --------
the Administrative Agent and the Banks may disclose to, and exchange and discuss with, any other Person (the Administrative Agent, the Banks and each such other Person being hereby authorized to do so) any information concerning the Borrower (whether received by the Administrative Agent, the Banks or such other Person in connection with or pursuant to the Loan Documents or otherwise) for the purpose of (a) complying with Applicable Law, (b) protecting, preserving, exercising or enforcing any of their rights under or related to the Loan Documents, (c) performing any of their obligations under or related to the Loan Documents or
(d) consulting with respect to any of the foregoing matters.

          Section 9.07.  Amendments; Waivers.  Any term, covenant, agreement or
                         -------------------
condition of the Loan Documents may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Required Banks and, if the rights and duties of the Administrative Agent are affected thereby, by the Administrative Agent and, in the case of an amendment or a waiver of a right of the Borrower, by the Borrower; provided, however, that no amendment or waiver shall be effective,
          --------  -------
unless in writing and signed by each Bank, to the extent it (a) increases the amount or extends the term of any Bank's Commitment, (b) reduces the principal of or the rate of interest on any Bank's Loans or Note or the fees payable to such Bank hereunder, (c) postpones any date fixed for any payment of principal of or interest on any Bank's Loans or Note or the fees payable to such Bank hereunder, (d) releases or otherwise acquiesces in the termination of any Letter of Credit or the release of any cash collateral held pursuant to Section 1.16 if such release or termination would result in the aggregate unpaid principal amount of all Loans to exceed the Availability Amount, (e) amends the definitions of Availability Amount, Letter of Credit or Required LC Rating or amends the form of Letter of Credit or the annexes thereto set forth on Exhibit
                                                                        -------
B or, in each case, waives the applicability thereof, (f) waives any Event of
-
Default arising under Section 6.01(g) or (g) amends Section 1.15, this Section
9.07 or any other provision of this Agreement (or, in each case, the related definitions) requiring the consent or other action of all of the Banks. Unless otherwise specified in such waiver, a waiver of any right under the Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of any party under the

Loan Documents or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of any party under the Loan Documents or Applicable Law.

          Section 9.08.  Set-Off; Suspension of Payment and Performance.  The
                         ----------------------------------------------
Administrative Agent and each Bank is hereby authorized by the Borrower, at any time and from time to time, without notice, (a) during any Event of Default, to set off against, and to appropriate and apply to the payment of, the Liabilities of the Borrower under the Loan Documents (whether owing to such Person or to any other Person that is the Administrative Agent or a Bank and whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all Liabilities owing by the Administrative Agent or such Bank or any of its Affiliates to the Borrower (whether payable in Dollars or any other currency, whether matured or unmatured and, in the case of Liabilities that are deposits, whether general or special, time or demand and however evidenced and whether maintained at a branch or office located within or without the United States) and (b) during any Default, to suspend the payment and performance of such Liabilities owing by such Person or its Affiliates and, in the case of Liabilities that are deposits, to return as unpaid for insufficient funds any and all checks and other items drawn against such deposits.

          Section 9.09.  Sharing of Recoveries.  (a)  Each Bank agrees that, if,
                         ---------------------
for any reason, including as a result of (i) the exercise of any right of counterclaim, set-off, banker's lien or similar right, (ii) its claim in any applicable bankruptcy, insolvency or other similar law being deemed secured by a Debt owed by it to the Borrower, including a claim deemed secured under Section 506 of the Bankruptcy Code, or (iii) the allocation of payments by the Administrative Agent or the Borrower in a manner contrary to the provisions of
Section 1.15, such Bank shall receive payment of a proportion of the aggregate amount due and payable to it hereunder as principal of or interest on the Loans or fees that is greater than the proportion received by any other Bank in respect of the aggregate of such amounts due and payable to such other Bank hereunder, then the Bank receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the rights of the other Banks hereunder so that all such recoveries with respect to such amounts due and payable hereunder (net of costs of collection) shall be pro rata; provided that if all or part of such proportionately greater payment received by the purchasing Bank is thereafter recovered by or on behalf of the Borrower from such Bank, such purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such Bank to the extent of such recovery, but without interest (unless the purchasing Bank is required to pay interest on the amount recovered to the Person recovering such amount, in which case the selling Bank shall be required to pay interest at a like rate). The Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any rights hereunder so purchased or acquired pursuant to this Section 9.09(a) shall, with respect to such participation, be entitled to all of the rights of a Bank under Sections 7.02, 9.02 and 9.08 (subject to any condition imposed on a Bank hereunder with respect thereto) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation.

          (b) Each Bank agrees to exercise any right of counterclaim, set-off, banker's lien or similar right that it may have in respect of the Borrower in a manner so as to apportion the amount subject to such exercise, on a pro rata basis, between (i) obligations of the Borrower for amounts subject to the sharing provisions of Section 9.09(a) and (ii) other Liabilities of the Borrower.

          Section 9.10.  Assignments and Participations.  (a)  Assignments.  (i)
                         ------------------------------        -----------
The Borrower may not assign any of its rights or obligations under this Agreement or the Notes without the prior written consent of each Bank, and no assignment of any such obligation shall release the Borrower therefrom unless each Bank shall have consented to such release in writing specifically referring to the obligation from which the Borrower is to be released.

          (ii) Each Bank may from time to time assign any or all of its rights and obligations under the Loan Documents to one or more Persons; provided that,
                                                                 --------
except in the case of the grant of a security interest to a Federal Reserve Bank (which may be made without condition or restriction) or an assignment by a Bank to any of its Affiliates (which also may be made without condition or restriction other than as set forth in clause (D) below), no such assignment shall be effective unless (A) the assignment is consented to by the Borrower (unless an Event of Default specified in Section 6.01(d) with respect to the Borrower exists) and the Managing Agents (such consents not to be unreasonably withheld), (B) in the case of a partial assignment, after giving effect thereto, the Commitment of the assignor Bank shall be not less than $15,000,000, (C) any assignment other than to a Bank shall involve the assignment of not less than $10,000,000 of the assignor Bank's Commitment, (D) a Notice of

Assignment with respect to the assignment, duly executed by the assignor and the assignee, shall have been given to the Borrower and the Administrative Agent and
(E) except in the case of an assignment by the Bank that is the Administrative Agent or by a Bank to any of its Affiliates, the Administrative Agent shall have been paid an assignment fee of $2,500 by the assignor or assignee. Upon any effective assignment, the assignor shall be released from the obligations so assigned and, in the case of an assignment of all of its Loans and Commitment, shall cease to be a Bank. In the event of any effective assignment by a Bank, the Borrower shall, against receipt of the existing Note of the assignor Bank, issue a new Note to the assignee Bank and, in the case of a partial assignment, to the assignor Bank, appropriately reflecting such assignment.

          (b)  Participations.  Each Bank may from time to time sell or
               --------------
otherwise grant participations in any or all of its rights and obligations under the Loan Documents without the consent of the Borrower, the Managing Agents or any other Bank. In the event of any such grant by a Bank of a participation, such Bank's obligations under the Loan Documents to the other parties thereto shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, and the Borrower, the Administrative Agent and the other Banks may continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations thereunder. A Bank may not grant to any holder of a participation the right to require such Bank to take or omit to take any action under the Loan Documents, except that a Bank may grant to any such holder the right to require such holder's consent to any amendment or waiver for which the consent of each Bank affected thereby is required under Section 9.02. Each holder of a participation in any rights under the Loan Documents, if and to the extent the applicable participation agreement so provides, shall, with respect to such participation, be entitled to all of the rights of a Bank as fully as though it were a Bank under Sections 1.14, 7.02, 7.03 and 9.02(d) and may exercise any and all rights of set-off with respect to such participation as fully as though the Borrower were directly indebted to the holder of such participation for Loans in the amount of such participation; provided, however,
                                                             --------  -------
that no holder of a participation shall be entitled to any amounts that would otherwise be payable to it with respect to its participation under Section 1.14 or 7.02 unless such amounts would have been payable to the Bank that granted such participation if such participation had not been granted.

          Section 9.11.  Governing Law.  This Agreement and the Notes (including
                         -------------
matters relating to the Maximum Permissible Rate) shall be construed in accordance with and governed by the law of the State of New York (without giving effect to its choice of law principles).

          Section 9.12.  Judicial Proceedings; Waiver of Jury Trial.  Any
                         ------------------------------------------
judicial proceeding brought against the Borrower with respect to any Loan Document Related Claim may be brought in any court of competent jurisdiction in the City of New York, and, by execution and delivery of this Agreement, the Borrower, to the extent permitted by Applicable Law, (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby in connection with any Loan Document Related Claim and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum. To the extent permitted by Applicable Law, the Borrower hereby waives personal service of process and consents that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 9.01(b), and service so made shall be deemed completed on the third Business Day after such service is deposited in the mail. Nothing herein shall affect the right of the Administrative Agent, any Bank or any other Indemnified Person to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent, any Bank or any other Indemnified Person to bring proceedings against the Borrower in the courts of any other jurisdiction. To the extent permitted in accordance with Applicable Law (including Applicable Law relating to jurisdiction and venue), any judicial proceeding by the Borrower against the Administrative Agent or any Bank involving any Loan Document Related Claim shall be brought only in a court located in the City and State of New York. THE BORROWER, EACH AGENT AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY LOAN DOCUMENT RELATED CLAIM.

          Section 9.13.  Reference Banks.  Each Reference Bank shall furnish to
                         ---------------
the Administrative Agent timely information for the purpose of determining the CD Rate and the Eurodollar Rate. If any Reference Bank shall notify the Administrative Agent that thenceforth it shall not be able to furnish such information in a timely manner or shall assign all of its Loans or Commitment to a Person that is not an Affiliate of such Reference Bank, the Administrative Agent shall, with the consent of the Required Banks and after consultation with the Borrower, appoint another Bank (which Bank, or, in the event that the long-term deposits and debt securities of such Bank shall not be rated by a nationally-recognized credit rating agency, the parent holding company in the corporate group of which such Bank is a member, shall have a credit rating with respect to long-term deposits, or, if its long-term deposits are not rated, its long-term debt securities from a nationally-recognized credit rating agency substantially equivalent to the Bank, or the parent holding company in the corporate group of which such Bank is a member, being replaced) as a Reference Bank in place of such Reference Bank.

          Section 9.14.  Severability of Provisions.  Any provision of the Loan
                         --------------------------
Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Borrower hereby waives any provision of Applicable Law that renders any provision of the Loan Documents prohibited or unenforceable in any respect.

          Section 9.15.  Counterparts.  This Agreement may be signed in any
                         ------------
number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

          Section 9.16.  Survival of Obligations.  Except as otherwise expressly
                         -----------------------
provided therein, the rights and obligations of the Borrower, the Administrative Agent, the Banks and the other Indemnified Persons under Sections 1.14, 7.02, 7.03, 7.04, 8.05 and 9.02 shall survive the Repayment Date.

          Section 9.17.  Entire Agreement.  This Agreement and the Notes embody
                         ----------------
the entire agreement among the Borrower, the Administrative Agent and the Banks relating to the subject matter hereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

          Section 9.18.  Successors and Assigns.  All of the provisions of this
                         ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


                            ARTICLE 10 INTERPRETATION
                                       --------------
          Section 10.01.  Defined Terms.  For the purposes of this Agreement:
                          -------------

          "Adjusted CD Rate" means, for any Interest Period, a rate per annum
           ----------------
equal to the sum (rounded upward, if necessary, to
the next higher 1/100 of 1%) of (a) the rate obtained by dividing (i) the CD Rate for such Interest Period by (ii) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period plus (b) the
                                                                    ----
Assessment Rate in effect from time to time during such Interest Period.

          "Adjusted Eurodollar Rate" means, for any Interest Period, a rate per
           ------------------------
annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate for such Interest Period by
(b) a percentage equal to 1 minus the Reserve Requirement in effect from time to time during such Interest Period.

          "Administrative Agent" means Chemical Bank, as administrative agent
           --------------------
for the Banks under the Loan Documents, and any successor Administrative Agent appointed pursuant to Section 8.07.

          "Administrative Agent's Office" means the address of the
           -----------------------------
Administrative Agent specified in or determined in accordance with the provisions of Section 9.01(b).

          "Affiliate" means, with respect to a Person, any other Person that,
           ---------
directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person; unless otherwise specified, "Affiliate" means an Affiliate of the Borrower.

          "Agent" means the Administrative Agent, the Documentation Agent or any
           -----
of the Managing Agents.

          "Agreement" means this Agreement, including all schedules, annexes and
           ---------
exhibits hereto.

          "Agreement Date" means the date set forth as such on the last
           --------------
signature page hereof, being the date on which the Agreement shall have been executed and delivered by the parties hereto and thereby become effective.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate for such day plus 0.5%, and (c) the Base CD Rate on such day plus 1%. For purposes hereof: "Base CD Rate" shall mean the sum of (a) the product of (i)
                   ------------
the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the Reserve Requirement in effect on such day and (b) the Assessment Rate in effect on such day; and "Three-Month
                                                                    -----------
Secondary CD Rate" shall mean, for any day, the secondary market rate for three-
-----------------
month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "Board") through the
                                                       -----
public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Rate, respectively.

          "Applicable Law" means, anything in Section 9.11 to the contrary
           --------------
notwithstanding, (a) all applicable common law and principles of equity and (b) all applicable provisions of all (i) constitutions, statutes, rules, regulations and orders of governmental bodies, (ii) Governmental Approvals and (iii) orders, decisions, judgments and decrees of all courts (whether at law or in equity or admiralty) and arbitrators.

          "Assessment Rate" means, at any time, the rate determined by the
           ---------------
Administrative Agent to be the average of the annual rate (rounded upwards, if necessary, to the next higher 1/100th of 1%) then estimated by each of the Reference Banks as the net annual assessment rate that will be employed in determining the annual assessment payable by such bank to the Federal Deposit Insurance Corporation (or any successor) for insuring domestic Dollar deposits at such bank.

          "Attributable Letter of Credit" means, with respect to any
           -----------------------------
Participating Partner, a Letter of Credit issued on behalf of or otherwise attributable to such Participating Partner, as indicated in such Letter of Credit or otherwise communicated by the Borrower to or determined by the Administrative Agent. For purposes solely of the second sentence of Section 1.02(d), a Letter of Credit shall constitute an Attributable Letter of Credit of a particular Participating Partner (the "Non-Increasing Partner") notwithstanding that such Letter of Credit may have been issued on behalf of or be otherwise attributable to another

Participating Partner if such Letter of Credit was issued in lieu of an Attributable Letter of Credit of the Non-Increasing Partner that would have had to have been issued, renewed or increased to enable the Borrower to be in compliance with Section 1.02(a) on any Letter of Credit Event Date but was in fact not so issued, renewed or increased in compliance with this Agreement. In the event that, at any time, more than one Letter of Credit shall have been issued on behalf of or be otherwise attributable to a Participating Partner (including as provided in the preceding sentence), such Letters of Credit, taken as a whole, shall constitute the Attributable Letter of Credit of such Participating Partner.

          "Availability Amount" means, at any time, the sum of the Available
           -------------------
Letter of Credit Amount and the Available Cash Collateral Amount minus the sum
                                                                 -----
of (a) the aggregate amount of accrued and unpaid interest on the outstanding Loans at such time and accrued and unpaid fees payable under the Loan Documents and (b) the aggregate amount of interest and fees that would accrue for the three month period (or, if less, the period from the date of determination through the date that is 30 days after the next Increase Date) commencing on the date of determination, assuming such Loans remained outstanding during such period and bore interest throughout such period at the weighted average rate applicable to such Loans on the date of determination.

          "Available Cash Collateral Amount" means, at any time, the amount of
           --------------------------------
cash collateral, if any, held pursuant to Section 1.16 hereof less such portion thereof, if any, that would not be available to be applied at such time as a result of the requirement set forth in Section 1.16 that applications of cash collateral be made on a pro rata basis.

          "Available Letter of Credit Amount" means, at any time, the aggregate
           ---------------------------------
undrawn face amount of all Letters of Credit at such time less such portion thereof, if any, that would not be available to be drawn at such time as a result of the requirement set forth in Section 1.02(d) that drawings under Letters of Credit be made on a pro rata basis.

          "Bank" means (a) any Person listed on the signature pages hereof
           ----
following the Borrower and (b) any Person that has been assigned any or all of the rights or obligations of a Bank pursuant to Section 9.10(a).

          "Bank Tax" means any Tax based on or measured by net income, any
           --------
franchise Tax and any doing business Tax imposed upon any Bank or any Agent by any jurisdiction (or any political subdivision thereof) in which such Bank, such Agent or any Lending Office is located.

          "Base Rate Loan" means any Loan the interest on which is, or is to be,
           --------------
as the context may require, computed on the basis of the Alternate Base Rate.

          "Borrower" means PrimeStar Partners, L.P., a Delaware limited
           --------
partnership.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which banks in New York City are authorized to close.

          "CD Rate" means, for any Interest Period, the rate per annum
           -------
determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum determined, respectively, by each Reference Bank to be the prevailing rate per annum (similarly rounded) bid at approximately 10:00 a.m. (New York time) (or as soon thereafter as is practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing selected by such Reference Bank for the purchase at face value of certificates of deposit of such Reference Bank in the secondary market in an amount comparable to the principal amount of the CD Rate Loan of such Reference Bank to which such Interest Period applies and with a maturity comparable to such Interest Period. If any Reference Bank is unable or otherwise fails to furnish the Administrative Agent with appropriate rate information in a timely manner, the Administrative Agent shall determine the CD Rate based on the rate information furnished by the remaining Reference Banks.

          "CD Rate Loan" means any Loan the interest on which is, or is to be,
           ------------
as the context may require, computed on the basis of the Adjusted CD Rate.

          "Code" means the Internal Revenue Code of 1986.
           ----

          "Collateral Account Agreement" means the Collateral Account Agreement
           ----------------------------
in the form of Exhibit C.
               ---------

          "Commitment" of any Bank means (a) the amount set forth opposite such
           ----------
Bank's name under the heading "Commitment" on Annex A or, in the case of a Bank
                                              -------
that becomes a Bank pursuant to an assignment, the amount of the assignor's Commitment assigned to such Bank, in either case, as the same may be reduced from time to time pursuant to Section 1.08 or increased or reduced from time to time pursuant to assignments in accordance with Section

9.10(a), or (b) as the context may require, the obligation of such Bank to make Loans in an aggregate unpaid principal amount not exceeding such amount.

          "Contract" means (a) any agreement (whether bi-lateral or uni-lateral
           --------
or executory or non-executory, including an indenture, lease or license, (b) any deed or other instrument of conveyance, (c) any certificate of incorporation or charter and (d) any by-law.

          "Debt" means any Liability that constitutes "debt" or "Debt" under
           ----
section 101(11) of the Bankruptcy Code or under the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any analogous Applicable Law.

          "Default" means any condition or event that constitutes an Event of
           -------
Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default, provided that any failure of the
                                             --------
Borrower to satisfy the payment obligation in the last sentence of Section 1.03(c) shall not constitute a Default prior to the third Business Day after the day on which notice to the Borrower shall have been given as provided therein.

          "Documentation Agent" means The Bank of New York.
           -------------------

          "Dollars" and the sign "$" mean lawful money of the United States of
           -------                -
America.

          "Domestic Lending Office" of any Bank means (a) the branch or office
           -----------------------
of such Bank set forth below such Bank's name under the heading "Domestic Lending Office" on Annex A or, in the case of a Bank that becomes a Bank
                   -------
pursuant to an assignment, the branch or office of such Bank set forth under the heading "Domestic Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Domestic Rate Loans are to be made or maintained. Each Bank may from time to time designate separate Domestic Lending Offices for its Base Rate Loans and CD Rate Loans, in which case all references to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such Offices, as the context may require.

          "Domestic Rate Loan" means any CD Rate Loan or Base Rate Loan.
           ------------------

          "Eurodollar Business Day" means any Business Day on which dealings in
           -----------------------
Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

          "Eurodollar Lending Office" of any Bank means (a) the branch or office
           -------------------------
of such Bank set forth below such Bank's name under the heading "Eurodollar Lending Office" on Annex A or, in the case of a Bank that becomes a Bank
                   -------
pursuant to an assignment, the branch or office of such Bank set forth under the heading "Eurodollar Lending Office" in the Notice of Assignment given to the Borrower and the Administrative Agent with respect to such assignment or (b) such other branch or office of such Bank designated by such Bank from time to time as the branch or office at which its Eurodollar Rate Loans are to be made or maintained.

          "Eurodollar Rate" means, for any Interest Period, the rate per annum
           ---------------
determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the rates per annum determined, respectively, by each Reference Bank to be the rate at which such Reference Bank offered or would have offered to place with first-class banks in the London interbank market deposits in Dollars in amounts comparable to the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, for a period equal to such Interest Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Interest Period. If any Reference Bank is unable or otherwise fails to furnish the Administrative Agent with appropriate rate information in a timely manner, the Administrative Agent shall determine the Eurodollar Rate based on the rate information furnished by the remaining Reference Banks.

          "Eurodollar Rate Loan" means any Loan the interest on which is, or is
           --------------------
to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

          "Event of Default" means any of the events specified in Section 6.01.
           ----------------

          "Federal Funds Rate" means, for any day, the weighted average of the
           ------------------
rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of quotations for such day on such transactions received by Chemical Bank from three Federal funds brokers of recognized standing selected by such bank.

          "Fixed Rate Loan" means any CD Rate Loan or Eurodollar Rate Loan.
           ---------------

          "Generally Accepted Accounting Principles" means, at any time,
           ----------------------------------------
generally accepted accounting principles in effect in the United States at such time.

          "Governmental Approval" means any authorization, consent, approval,
           ---------------------
license or exemption of, registration or filing with, or report or notice to, any governmental unit.

          "Increase Date" means any date on which the Required LC Amount is
           -------------
scheduled to increase in accordance with Schedule 10.01-(2).
                                         ------------------

          "Indemnified Person" means any Person that is, or at any time was, an
           ------------------
Agent, a Bank, an Affiliate of an Agent or a Bank or a director, officer, employee or agent of any such Person.

          "Information" means data, certificates, reports, statements (excluding
           -----------
financial statements), documents and other information.

          "Interest Payment Date" means the last day of March, June, September
           ---------------------
and December of each year.

          "Interest Period" means a period commencing, in the case of the first
           ---------------
Interest Period applicable to a Fixed Rate Loan, on the date of the making of, or conversion into, such Loan, and, in the case of each subsequent, successive Interest Period applicable thereto, on the last day of the immediately preceding Interest Period, and ending, depending on the Type of Loan, in the case of Eurodollar Interest Periods, on the same day in the first, second, third, sixth or, if made available by each of the Banks, twelfth calendar month thereafter, and, in the case of CD Interest Periods, on the day 30, 60, 90 or 180 days thereafter, except that (a) any Interest Period that would otherwise end on a day that is not a Business Day or, in the case of a Eurodollar Interest Period or a CD Interest Period for CD Rate Loans being converted into Eurodollar Rate Loans, a Eurodollar Business Day shall be extended to the next succeeding Business Day or Eurodollar Business Day, as the case may be, unless, in the case of a Eurodollar Interest Period, such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding

Eurodollar Business Day and (b) any Eurodollar Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Interest Period ends) shall end on the last Eurodollar Business Day of a calendar month. "CD Interest Period" and "Eurodollar Interest Period" mean,
                  ------------------       --------------------------
respectively, an Interest Period applicable to CD Rate Loans and Eurodollar Rate Loans.

          "Issuing Bank" means, with respect to any Letter of Credit, the
           ------------
financial institution that is the issuer of such Letter of Credit.

          "Lending Office" of any Bank means the Domestic Lending Office or the
           --------------
Eurodollar Lending Office of such Bank.

          "Letter of Credit" means a letter of credit substantially in the form
           ----------------
of Exhibit B with such changes as the Managing Agents shall approve (which
   ---------
approval shall not be unreasonably withheld) (i) issued by an Issuing Bank that has the Required LC Rating on the date of issuance of such Letter of Credit and the date on which any commitment with respect thereto is delivered to the Administrative Agent, and, if applicable, on each date on which such Letter of Credit is renewed or increased and the date on which any commitment with respect thereto is delivered to the Administrative Agent, (ii) issued for the account of a Participating Partner or any entity that owns, directly or indirectly, 100% of the capital stock or other equity interests of such Participating Partner (or otherwise not referencing the account party), (iii) issued for the benefit of the Administrative Agent on behalf of the Banks and (iv) having a term of not less than one year (or such shorter period as may exist between the date of issuance or renewal of such Letter of Credit and the next Increase Date or, if applicable, the Termination Date).

          "Letter of Credit Event Date" means any date on which, whether as a
           ---------------------------
result of the expiration of one or more Letters of Credit, the occurrence of an Increase Date, or otherwise, the Letters of Credit will no longer, unless existing Letters of Credit are renewed and/or increased, or replacement or additional Letters of Credit are issued, as provided in Section 1.02(b), be in an aggregate undrawn face amount equal to or greater than the greater of (a) the Required LC Amount in effect on such date, and (b) the sum of (i) the aggregate principal amount of outstanding Loans on such date, (ii) the aggregate amount of accrued and unpaid interest thereon and accrued and unpaid fees payable under the Loan Documents and (iii) the aggregate amount of interest and fees that would accrue for the three month period (or, if less, the period from the date of determination through the date that is 30 days after the next Increase Date) commencing on the date of determination, assuming such Loans remained outstanding during such period and bore interest throughout such period at the weighted average rate applicable to such Loans on the date of determination.

          "Liability" of any Person means any indebtedness, liability,
           ---------
obligation, covenant or duty of or binding upon such Person or any of its assets, of any kind, nature or description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, or liquidated or unliquidated.

          "Loan" means any amount advanced by a Bank pursuant to Section 1.01.
           ----

          "Loan Document Related Claim" means any claim or dispute (whether
           ---------------------------
arising under Applicable Law, including any "environmental" or similar law, under Contract or otherwise and, in the case of any proceeding relating to any such claim or dispute, whether civil, criminal, administrative or otherwise) in any way arising out of, related to, or connected with, the Loan Documents, the relationships established thereunder or any actions or conduct thereunder or with respect thereto, whether such claim or dispute arises or is asserted before or after the Agreement Date or before or after the Repayment Date.

          "Loan Documents" means (a) this Agreement, the Notes and the
           --------------
Collateral Account Agreement and (b) all other agreements, documents and instruments hereafter executed and delivered or otherwise provided pursuant to which the obligations under any agreement, document or instrument referred to in clause (a) are guaranteed or secured or, in the case of such security, evidenced or perfected. "Loan Document" shall not include any Letter of Credit.

          "Loral" means Space Systems/Loral, Inc., a Delaware corporation.
           -----

          "Managing Agents" means The Bank of New York, Chemical Bank and
           ---------------
Citibank, N.A.

          "Materially Adverse Effect" means, with respect to any Loan Document,
           -------------------------
any adverse effect on the binding nature, validity or enforceability thereof as an obligation of the Borrower.

          "Maximum Permissible Rate" means, with respect to interest payable on
           ------------------------
any amount, the rate of interest on such amount that, if exceeded, could, under Applicable Law, result in

(a) civil or criminal penalties being imposed on the payee or (b) the payee's being unable to enforce payment of (or, if collected, to retain) all or any part of such amount or the interest payable thereon.

          "Note" means any promissory note in the form of Exhibit A.
           ----                                           ---------

          "Notice of Assignment" means any notice to the Borrower and the
           --------------------
Administrative Agent with respect to an assignment pursuant to Section 9.10(a) in the form of Schedule 9.10(a).
               ----------------

          "Parent Company" means the Persons so designated on Schedule 10.01-
           --------------                                     --------------
(1).

          "Participating Partners" means the Persons so designated on Schedule
           ----------------------                                     --------
10.01-(1).
---------

          "Partner" means all limited and general partners of the Borrower.
           -------

          "Person" means any individual, sole proprietorship, corporation,
           ------
partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof.

          "Post-Default Rate" means, with respect to principal of Loans, the
           -----------------
rate otherwise applicable under Section 1.04(a) plus 2% and, with respect to any other amounts payable under the Loan Documents, the Alternate Base Rate as in effect for each day plus 2%.

          "Prime Rate" means the prime commercial lending rate of Chemical Bank,
           ----------
as publicly announced to be in effect from time to time. The Prime Rate shall be adjusted automatically, without notice, on the effective date of any change in such prime commercial lending rate. The Prime Rate is not necessarily Chemical Bank's lowest rate of interest.

          "Project" means the project to construct and launch up to two
           -------
Satellites pursuant to the Satellite Construction Contract and the other Project Documents.

          "Project Documents" means the Satellite Construction Contract and all
           -----------------
related agreements, instruments and documents (i) to which the Borrower or Tempo is a party or (ii) which are known to the Borrower and in which the Borrower, directly or indirectly, has rights (excluding rights which the Borrower has, directly or indirectly, through Loral) and which are, in each such case, material to the completion of the Project and the Borrower's interest therein (including, but not limited to, the letter agreements dated July 30, 1993 between Tempo and the Borrower relating to the DBSS and FSS satellite systems). "Project Documents" shall not include the Loan Documents or the Letters of Credit.

          "Reference Banks" means The Bank of New York, Chemical Bank and
           ---------------
Citibank, N.A., and any replacement Reference Bank appointed pursuant to Section 9.13.

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
Federal Reserve System.

          "Regulation U" means Regulation U of the Board of Governors of the
           ------------
Federal Reserve System.

          "Regulatory Change" means any Applicable Law, interpretation,
           -----------------
directive, request or guideline (whether or not having the force of law), or any change therein or in the administration or enforcement thereof, that becomes effective or is implemented or first required or expected to be complied with after the Agreement Date, whether the same is (a) the result of an enactment by a government or any agency or political subdivision thereof, a determination of a court or regulatory authority, or otherwise or (b) enacted, adopted, issued or proposed before or after the Agreement Date, including any such that imposes, increases or modifies any Tax, reserve requirement, insurance charge, special deposit requirement, assessment or capital adequacy requirement, but excluding any such that imposes, increases or modifies any Bank Tax.

          "Repayment Date" means the later of (a) the termination of the
           --------------
Commitments (whether as a result of the occurrence of the Termination Date, reduction to zero pursuant to Section 1.08 or termination pursuant to Section
1.08 or 6.02) and (b) the payment in full of the Loans and all other amounts payable or accrued hereunder.

          "Representation and Warranty" means any representation or warranty
           ---------------------------
made or deemed to be made by the Borrower pursuant to or under Section 2.02,
Article 3, Section 5.02 or any other provision of this Agreement or the Collateral Account Agreement, WHETHER OR NOT (EXCEPT TO THE EXTENT OTHERWISE EXPRESSLY PROVIDED) THE INFORMATION THAT IS THE SUBJECT MATTER THEREOF IS WITHIN THE KNOWLEDGE OF THE BORROWER.

          "Required Banks" means, at any time, Banks having not less than 51% of
           --------------
the Loans outstanding or, if there are no Loans outstanding, not less than 51% of the aggregate amount of the Commitments.

          "Required LC Amount" means, at any time during any period specified in
           ------------------
Schedule 10.01-(2), the total Letter of Credit amount set forth for such period
------------------
on Schedule 10.01-(2) (as the same may be reduced from time to time as provided
   ------------------
in Section 1.08(a)), minus, in each case, the Available Cash Collateral Amount. Without limiting the foregoing, the increased Required LC Amount scheduled to take effect on an Increase Date shall take effect at the Administrative Agent's opening of business in the Administrative Agent's Office on such Increase Date.

          "Required LC Rating" means, with respect to an Issuing Bank, a minimum
           ------------------
rating with respect to long-term deposits (or, if such Issuing Bank has no such rating, long-term senior unsecured debt) of such Issuing Bank of A (or an equivalent rating) by two nationally recognized statistical rating organizations.

          "Reserve Requirement" means, at any time, the then current maximum
           -------------------
rate for which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding five billion Dollars against (a) in the case of a Base Rate or CD Rate Loan, negotiable certificates of deposit in an amount of $100,000 or more with an overnight term in the case of Base Rate Loans or a term comparable to the Interest Period applicable to such Loan in the case of CD Rate Loans and (b) in the case of a Eurodollar Rate Loan, "Eurocurrency liabilities", as that term is used in Regulation D. The Adjusted CD and Adjusted Eurodollar Rates shall be adjusted automatically on and as of the effective date of any change in the applicable Reserve Requirement.

          "Satellites" means the satellites to be constructed and launched
           ----------
pursuant to the Satellite Construction Contract and the other Project Documents, with either (i) thirty-two 107-watt Ku-band transponders on board or (ii) if Tempo or the Borrower shall so elect, sixteen 200-watt Ku-band transponders on board.

          "Satellite Construction Contract" means (i) until the date upon which
           -------------------------------
the Borrower or Tempo elects to proceed to construct the Satellites for the benefit of the Borrower under either (a) Contract No. TPO-1-290 by and between Tempo and Loral for Tempo Direct Broadcast Satellite System (the "DBSS Contract") or (b) Contract No. TPO-1-693 by and between Tempo and Loral for Tempo Fixed Satellite Systems (the "FSS Contract"), the DBSS

Contract and the FSS Contract, and (ii) on and after such date, the DBSS Contract or the FSS Contract, as the case may be, under which the Satellites are being constructed for the benefit of the Borrower pursuant to such election.

          "Tax" means any Federal, State or foreign tax, assessment or other
           ---
governmental charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

          "Tempo" means Tempo Satellite, Inc., an Oklahoma corporation.
           -----

          "Termination Date" means June 30, 1997.
           ----------------

          "Type" means, with respect to Loans, any of the following, each of
           ----
which shall be deemed to be a different "Type" of Loan: Base Rate Loans, CD Rate Loans having a 30-day Interest Period, CD Rate Loans having a 60-day Interest Period, CD Rate Loans having a 90-day Interest Period, CD Rate Loans having a 180-day Interest Period, Eurodollar Rate Loans having a one-month Interest Period, Eurodollar Rate Loans having a two-month Interest Period, Eurodollar Rate Loans having a three-month Interest Period, Eurodollar Rate Loans having a six-month Interest Period and Eurodollar Rate Loans having a twelve-month Interest Period. Any CD Rate Loan or Eurodollar Rate Loan having an Interest Period with a duration that differs from the duration specified for a Type of CD Rate Loan or Eurodollar Rate Loan, as the case may be, listed above solely as a result of the operation of clauses (a) and (b) of the definition of "Interest Period" shall be deemed to be a Loan of such above-listed Type notwithstanding such difference in duration of Interest Periods.

          Section 10.02.  Other Interpretive Provisions.  (a)  Except as
                          -----------------------------
otherwise specified herein, all references herein (i) to any Person shall be deemed to include such Person's successors and assigns, (ii) to any Applicable Law defined or referred to herein shall be deemed references to such Applicable Law or any successor Applicable Law as the same may have been or may be amended or supplemented from time to time and (iii) to any Loan Document or Contract defined or referred to herein shall be deemed references to such Loan Document or Contract (and, in the case of any Note or any other instrument, any instrument issued in substitution therefor) as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

          (b) When used in this Agreement, the words "herein", "hereof" and "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any provision of this Agreement, and the words "Article", "Section", "Annex", "Schedule" and "Exhibit" shall refer to Articles and Sections of, and Annexes, Schedules and Exhibits to, this Agreement unless otherwise specified.

          (c) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

          (d) Any item or list of items set forth following the word "including", "include" or "includes" is set forth only for the purpose of indicating that, regardless of whatever other items are in the category in which such item or items are "included", such item or items are in such category, and shall not be construed as indicating that the items in the category in which such item or items are "included" are limited to such items or to items similar to such items.

          (e) Each authorization in favor of any Agent, the Banks or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.

          Section 10.03.  Accounting Matters.  Unless otherwise specified
                          ------------------
herein, all accounting determinations hereunder and all computations utilized by the Borrower in complying with the covenants contained herein shall be made, all accounting terms used herein shall be interpreted, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Generally Accepted Accounting Principles.

          Section 10.04.  Representations and Warranties.  All Representations
                          ------------------------------
and Warranties shall be deemed made (a) in the case of any Representation and Warranty contained in this Agreement at the time of its initial execution and delivery, at and as of the Agreement Date, (b) in the case of any Representation and Warranty contained in this Agreement or any other document at the time any Loan is made, at and as of such time and (c) in the case of any particular Representation and Warranty, wherever contained, at such other time or times as such Representation and Warranty is made or deemed made in accordance with the provisions of this Agreement or the document pursuant to, under or in connection with which such Representation and Warranty is made or deemed made.

          Section 10.05.  Captions.  Captions to Articles, Sections and
                          --------
subsections of, and Annexes, Schedules and Exhibits to, this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or in any way affect the meaning or construction of any provision of this Agreement.

          Section 10.06.  Interpretation of Related Documents.  Except as
                          -----------------------------------
otherwise specified therein, terms that are defined herein that are used in Notes or the Collateral Account Agreement or certificates, opinions and other documents in the forms of the Schedules attached hereto delivered in connection herewith shall have the meanings ascribed to them herein and such documents shall be otherwise interpreted in accordance with the provisions of this Article 10.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the Agreement Date.

                                 PRIMESTAR PARTNERS, L.P.


                              By _____________________________
                                 Name:
                                 Title:


                              CHEMICAL BANK,
                               as Administrative Agent, as a
                               Managing Agent and as a Bank


                              By _____________________________
                                 Name:
                                 Title:


                              THE BANK OF NEW YORK, as Documentation Agent, as a
                                 Managing Agent and as a Bank


                              By _____________________________
                                 Name:
                                 Title:


                              CITIBANK, N.A.,
                                as a Managing Agent and
                                as a Bank


                              By _____________________________
                                 Name:
                                 Title:


                              BANK OF AMERICA NATIONAL TRUST
                                 AND SAVINGS ASSOCIATION


                              By _____________________________
                                 Name:
                                 Title:

                              THE FIRST NATIONAL BANK OF BOSTON


                              By _____________________________
                                 Name:
                                 Title:


                              BANK OF HAWAII


                              By _____________________________
                                 Name:
                                 Title:


                              BANK OF MONTREAL


                              By _____________________________
                                 Name:
                                 Title:


                              THE BANK OF NOVA SCOTIA


                              By _____________________________
                                 Name:
                                 Title:


                              THE BANK OF TOKYO TRUST COMPANY


                              By _____________________________
                                 Name:
                                 Title:


                              BANQUE NATIONALE DE PARIS

                              By _____________________________
                                 Name:
                                 Title:


                              CANADIAN IMPERIAL BANK OF COMMERCE


                              By _____________________________
                                 Name:
                                 Title:

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By _____________________________
                                 Name:
                                 Title:


                              CRESTAR BANK


                              By _____________________________
                                 Name:
                                 Title:


                              DEUTSCHE BANK AG NEW YORK AND/OR
                              CAYMAN ISLANDS BRANCH


                              By _____________________________
                                 Name:
                                 Title:


                              By _____________________________
                                 Name:
                                 Title:


                              THE FUJI BANK, LIMITED, LOS ANGELES
                              AGENCY


                              By _____________________________
                                 Name:
                                 Title:

                              THE INDUSTRIAL BANK OF JAPAN,
LIMITED


                              By _____________________________
                                 Name:
                                 Title:


                              LTCB TRUST COMPANY


                              By _____________________________
                                 Name:
                                 Title:

                              MELLON BANK, N.A.


                              By _____________________________
                                 Name:
                                 Title:


                              NATIONSBANK OF TEXAS, N.A.


                              By _____________________________
                                 Name:
                                 Title:


                              THE NIPPON CREDIT BANK, LTD.


                              By _____________________________
                                 Name:
                                 Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By _____________________________
                                 Name:
                                 Title:

                              ROYAL BANK OF CANADA


                              By _____________________________
                                 Name:
                                 Title:


                              SHAWMUT BANK, N.A.


                              By _____________________________
                                 Name:
                                 Title:


                              SOCIETE GENERALE


                              By _____________________________
                                 Name:
                                 Title:

                              THE SUMITOMO BANK, LIMITED,
                                 NEW YORK BRANCH


                              By _____________________________
                                 Name:
                                 Title:



                              Agreement Date:  ________ __, 1994

                                                                         ANNEX A



Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

THE BANK OF NEW YORK                               $33,000,000.00


Domestic Lending Office:

The Bank of New York
One Wall Street
New York, NY  10286


Eurodollar Lending Office:

The Bank of New York
One Wall Street
New York, NY  10286


Notice Address:

The Bank of New York
One Wall Street
New York, NY  10286

Telecopy No.:  (212) 635-8595/8593
Telephone No.: (212) 635-8843

Attention:  Jim Whitaker

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

CHEMICAL BANK                                      $33,000,000.00


Domestic Lending Office:

Chemical Bank
270 Park Avenue
New York, NY  10017


Eurodollar Lending Office:

Chemical Bank
270 Park Avenue
New York, NY  10017


Notice Address:

Chemical Bank
270 Park Avenue
New York, NY  10017

Telecopy No.:  (212) 270-2056/3942
Telephone No.: (212) 270-4683/4145

Attention:  M. Elizabeth Mason
          J. Cheryl Boucher
          Margaret Harvey

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

CITIBANK, N.A.                                     $33,000,000.00


Domestic Lending Office:

Citibank, N.A.
399 Park Avenue
New York, NY  10043


Eurodollar Lending Office:

Citibank, N.A.
399 Park Avenue
New York, NY  10043


Notice Address:

Citibank, N.A.
399 Park Avenue
New York, NY  10043

Telecopy No.:  (212) 793-6873
Telephone No.: (212) 559-8564

Attention:  Eric Huttner

Banks, Lending Offices
 and Notice Addresses                                 Commitment
----------------------                                ----------

BANK OF AMERICA NATIONAL TRUST                        $24,000,000
AND SAVINGS ASSOCIATION


Domestic Lending Office:

Bank of America National Trust
and Savings Association
1850 Gateway Boulevard
Concord, CA  94520

Attention:  Account Administrator


Eurodollar Lending Office:

Bank of America National Trust
and Savings Association
1850 Gateway Boulevard
Concord, CA  94520

Attention:  Account Administrator


Notice Address:

Bank of America National Trust
and Savings Association
Entertainment/Media Group
335 Madison Avenue, 5th Floor
New York, NY  10017

Telecopy No.:  (212) 503-7173
Telephone No.: (212) 503-8352

Attention:  Barry Dunn

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

THE FIRST NATIONAL BANK OF BOSTON                  $24,000,000


Domestic Lending Office:

The First National Bank of Boston
Media and Entertainment Department
100 Federal Street
MSN  01-04-01
Boston, MA  02110


Eurodollar Lending Office:

The First National Bank of Boston
Media and Entertainment Department
100 Federal Street
MSN  01-04-01
Boston, MA  02110


Notice Address:

The First National Bank of Boston
Media and Entertainment Department
100 Federal Street
MSN  01-04-01
Boston, MA  02110

Telecopy No.:  (617) 434-3401
Telephone No.: (617) 434-5335

Attention:  Maureen Forrester

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

BANK OF HAWAII                                     $13,750,000


Domestic Lending Office:

Bank of Hawaii
130 Merchant Street
Honolulu, HI  96813


Eurodollar Lending Office:

Bank of Hawaii
130 Merchant Street
Honolulu, HI  96813


Notice Address:

Bank of Hawaii
130 Merchant Street
Honolulu, HI  96813

Telecopy No.:  (808) 537-8301
Telephone No.: (808) 537-8433

Attention:  Curtis Chin

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

BANK OF MONTREAL                                   $13,750,000


Domestic Lending Office:

Harris Trust & Savings Association
Chicago, IL  60603
ABA#  07100 288


Eurodollar Lending Office:

Harris Trust & Savings Association
Chicago, IL  60603
ABA#  07100 288


Notice Address:

Bank of Montreal
430 Park Avenue, 16th Floor
New York, NY  10022

Telecopy No.:  (212) 605-1648
Telephone No.: (212) 605-1615

Attention:  Gretchen Shugart/Toshie Y. Davis

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

THE BANK OF NOVA SCOTIA                            $28,000,000


Domestic Lending Office:

The Bank of Nova Scotia
1 Liberty Plaza, 26th Floor
New York, NY  10006


Eurodollar Lending Office:

The Bank of Nova Scotia
1 Liberty Plaza, 26th Floor
New York, NY  10006


Notice Address:

The Bank of Nova Scotia
1 Liberty Plaza, 26th Floor
New York, NY  10006

Telecopy No.:  (212) 225-5090/5091
Telephone No.: (212) 225-5079

Attention:  Roy Pottle

Banks, Lending Offices
 and Notice Addresses                                   Commitment
----------------------                                  ----------

THE BANK OF TOKYO TRUST COMPANY                         $28,000,000


Domestic Lending Office:

The Bank of Tokyo Trust Company
National Banking Department
1251 Avenue of the Americas
New York, NY  10116-3138

Eurodollar Lending Office:

The Bank of Tokyo Trust Company
National Banking Department
1251 Avenue of the Americas
New York, NY  10116-3138


Notice Address:

The Bank of Tokyo Trust Company
National Banking Department
1251 Avenue of the Americas
New York, NY  10116-3138

Telecopy No.:  (212) 782-6440
Telephone No.: (212) 782-4324

Attention:  Charles Poer

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

BANQUE NATIONALE DE PARIS                          $13,750,000


Domestic Lending Office:

Banque Nationale de Paris
Corporate Banking
725 South Figueroa Street
Los Angeles, CA  90017


Eurodollar Lending Office:

Banque Nationale de Paris
Corporate Banking
725 South Figueroa Street
Los Angeles, CA  90017


Notice Address:

Banque Nationale de Paris
Corporate Banking
725 South Figueroa Street
Los Angeles, CA  90017

Telecopy No.:  (213) 488-9602
Telephone No.: (213) 488-9120

Attention:  Janice Ho

Banks, Lending Offices
 and Notice Addresses                                   Commitment
----------------------                                  ----------

CANADIAN IMPERIAL BANK OF COMMERCE                      $24,000,000


Domestic Lending Office:

Canadian Imperial Bank of Commerce
2727 Paces Ferry Road
Suite 1200
Atlanta, GA  30339


Eurodollar Lending Office:

Canadian Imperial Bank of Commerce
2727 Paces Ferry Road
Suite 1200
Atlanta, GA  30339

Telecopy No.:  (404) 319-4950
Telephone No.: (404) 319-4840

Attention:  Layne Carson


Notice Address:

Canadian Imperial Bank of Commerce
425 Lexington Avenue
New York, NY  10017

Telecopy No.:  (212) 856-3558
Telephone No.: (212) 856-3862

Attention:  Lelia Kelly

Banks, Lending Offices
 and Notice Addresses                                   Commitment
----------------------                                  ----------

CREDIT LYONNAIS NEW YORK BRANCH                         $28,000,000


Domestic Lending Office:

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, NY 10019


Eurodollar Lending Office:

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, NY 10019


Notice Address:

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, NY 10019

Telecopy No.:  (212) 459-3179
Telephone No.: (212) 261-7343

Attention:  Silvana Burdick

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

CRESTAR BANK                                       $13,750,000


Domestic Lending Office:

Crestar Bank
919 East Main Street
Richmond, VA  23219-6665


Eurodollar Lending Office:

Crestar Bank
919 East Main Street
Richmond, VA  23219-6665


Notice Address:

Crestar Bank
919 East Main Street
Richmond, VA  23219-6665

Telecopy No.:  (804) 782-5413
Telephone No.: (804) 782-5833

Attention:  Thomas C. Palmer

Banks, Lending Offices
 and Notice Addresses                                        Commitment
----------------------                                       ----------

DEUTSCHE BANK AG NEW YORK AND/OR                             $24,000,000
CAYMAN ISLANDS BRANCH


Domestic Lending Office:

Deutsche Bank AG New York
Branch
31 West 52nd Street
New York, NY  10019


Eurodollar Lending Office:

Deutsche Bank AG Cayman Islands
Branch
31 West 52nd Street
New York, NY  10019


Notice Address:

Deutsche Bank AG New York and/or
 Cayman Islands Branch
31 West 52nd Street
New York, NY  10019

Telecopy No.:  (212) 474-8236
Telephone No.: (212) 474-8212

Attention:  Carolynn Longworth/Solveigh Marcks

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

THE FUJI BANK, LIMITED,                            $24,000,000
LOS ANGELES AGENCY


Domestic Lending Office:

The Fuji Bank, Limited,
Los Angeles Agency
333 South Grand Avenue
Los Angeles, CA  90071


Eurodollar Lending Office:

The Fuji Bank, Limited,
Los Angeles Agency
333 South Grand Avenue
Los Angeles, CA  90071


Notice Address:

The Fuji Bank, Limited,
Los Angeles Agency
333 South Grand Avenue
Los Angeles, CA  90071

Telecopy No.:  (213) 253-4198
Telephone No.: (213) 253-4186

Attention:  Elly Whalen

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

THE INDUSTRIAL BANK OF JAPAN, LIMITED              $24,000,000


Domestic Lending Office:

The Industrial Bank of Japan, Limited
245 Park Avenue
New York, NY  10167


Eurodollar Lending Office:

The Industrial Bank of Japan, Limited
245 Park Avenue
New York, NY  10167


Notice Address:

The Industrial Bank of Japan, Limited
245 Park Avenue
New York, NY  10167

Telecopy No.:  (212) 682-2870
Telephone No.: (212) 309-6498

Attention:  Jeff Cole

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

LTCB TRUST COMPANY                                 $28,000,000


Domestic Lending Office:

LTCB Trust Company
165 Broadway, 49th Floor
New York, NY 10006


Eurodollar Lending Office:

LTCB Trust Company
165 Broadway, 49th Floor
New York, NY 10006


Notice Address:

LTCB Trust Company
165 Broadway, 49th Floor
New York, NY 10006

Telecopy No.:  (212) 608-2371
Telephone No.: (212) 335-4561

Attention:  Ryan Tyler

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

MELLON BANK, N.A.                                  $13,750,000


Domestic Lending Office:

Mellon Bank, N.A.
One Mellon Bank Center
500 Grant Street
Pittsburgh, PA  15258


Eurodollar Lending Office:

Mellon Bank, N.A.
One Mellon Bank Center
500 Grant Street
Pittsburgh, PA  15258

Notice Address:

Mellon Bank, N.A.
One Mellon Bank Center
500 Grant Street
Pittsburgh, PA  15258

Telecopy No.:  (412) 236-6375
Telephone No.: (412) 234-2472

Attention:  Maribeth Donnelly

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

NATIONSBANK OF TEXAS, N.A.                         $13,750,000


Domestic Lending Office:

Nationsbank of Texas, N.A.
901 Main Street, 67th Floor
Dallas, TX  75202


Eurodollar Lending Office:

Nationsbank of Texas, N.A.
901 Main Street, 67th Floor
Dallas, TX  75202


Notice Address:

Nationsbank of Texas, N.A.
901 Main Street, 67th Floor
Dallas, TX  75202

Telecopy No.:  (214) 508-0980
Telephone No.: (214) 508-0921

Attention:  Brian Corum

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

PNC BANK, NATIONAL ASSOCIATION                     $24,000,000


Domestic Lending Office:

PNC Bank, National Association
Broad & Chestnut Street
Philadelphia, PA  19101


Eurodollar Lending Office:

PNC Bank, National Association
Broad & Chestnut Street
Philadelphia, PA  19101


Notice Address:

PNC Bank, National Association
Broad & Chestnut Street
Philadelphia, PA  19101

Telecopy No.:  (215) 585-6880
Telephone No.: (215) 585-6468

Attention:  Marlene Dooner

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

ROYAL BANK OF CANADA                               $13,750,000


Domestic Lending Office:

Royal Bank of Canada
Financial Square
New York, NY  10005-3531


Eurodollar Lending Office:

Royal Bank of Canada
Financial Square
New York, NY  10005-3531


Notice Address:

Royal Bank of Canada
Financial Square
New York, NY  10005-3531

Telecopy No.:  (212) 428-6460
Telephone No.: (212) 428-6288

Attention:  Barbara Meijer

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

SHAWMUT BANK, N.A.                                 $24,000,000


Domestic Lending Office:

Shawmut Bank, N.A.
777 Main Street, MSN 397
Hartford, CT  06115


Eurodollar Lending Office:

Shawmut Bank, N.A.
777 Main Street, MSN 397
Hartford, CT  06115


Notice Address:

Shawmut Bank, N.A.
777 Main Street, MSN 397
Hartford, CT  06115

Telecopy No.:  (203) 986-5367
Telephone No.: (203) 986-5612

Attention:  Barbara Hillmeyer

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

SOCIETE GENERALE                                   $24,000,000


Domestic Lending Office:

Societe Generale
50 Rockefeller Plaza
New York, NY  10020


Eurodollar Lending Office:

Societe Generale
50 Rockefeller Plaza
New York, NY  10020


Notice Address:

Credit Contact:

     Societe Generale
     50 Rockefeller Plaza
     New York, NY  10020

     Telecopy No.:  (212) 830-6240
     Telephone No.: (212) 830-6148

     Attention:  Bryan Peterman

Operations Contact:

     Societe Generale
     50 Rockefeller Plaza
     New York, NY  10020

     Telecopy No.:  (212) 830-6240
     Telephone No.: (212) 830-6482

     Attention:  Kris Schiavone

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

THE SUMITOMO BANK, LIMITED,                        $28,000,000
NEW YORK BRANCH

Domestic Lending Office:

The Sumitomo Bank, Limited,
New York Branch
One World Trade Center
Suite 9651
New York, NY  10048


Eurodollar Lending Office:

The Sumitomo Bank, Limited,
New York Branch
One World Trade Center
Suite 9651
New York, NY  10048


Notice Address:

The Sumitomo Bank, Limited,
New York Branch
One World Trade Center
Suite 9651
New York, NY  10048

Telecopy No.:  (212) 524-0612
Telephone No.: (212) 553-1832

Attention:  Leo Pagarigan

Banks, Lending Offices
 and Notice Addresses                              Commitment
----------------------                             ----------

THE NIPPON CREDIT BANK, LTD.                       $13,750,000*/
                                                              -


Domestic Lending Office:

The Nippon Credit Bank, Ltd.
245 Park Avenue, 30th Floor
New York, NY  10167


Eurodollar Lending Office:

The Nippon Credit Bank, Ltd.
245 Park Avenue, 30th Floor
New York, NY  10167


Notice Address:

The Nippon Credit Bank, Ltd.
245 Park Avenue, 30th Floor
New York, NY  10167

Telecopy No.:  (212) 490-2867
Telephone No.: (212) 984-1343

Attention:  Peter Griffith
20066381.10



-------------------
*.  Pursuant to an assignment by the Managing Agents dated as of March 10, 1994.

                                                                  EXECUTION COPY

                                AMENDMENT NO. 1

                         dated as of November 21, 1994

                                      to

                               CREDIT AGREEMENT

                           dated as of March 9, 1994



          THIS AMENDMENT NO. 1 (this "Amendment"), dated as of November 21, 1994, among PRIMESTAR PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the banks listed on the signature pages hereof (the "Banks") and CHEMICAL BANK, as Administrative Agent (the "Agent") (with capitalized terms used herein and not otherwise defined having the meaning ascribed thereto in the Credit Agreement hereinafter referred to),


                              W I T N E S S E T H:
                              -------------------


          WHEREAS, the Borrower, the Banks, The Bank of New York, Chemical Bank and Citibank, N.A., as Managing Agents, The Bank of New York, as Documentation Agent and the Agent have entered into a Credit Agreement dated as of March 9, 1994 (the "Credit Agreement"); and

          WHEREAS, the Borrower has requested, and the Banks and the Agent have agreed to, the amendment to the Credit Agreement more fully set forth in this Amendment; and

          WHEREAS, such amendment shall be of benefit, either directly or indirectly, to the Borrower,

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Banks and the Agent agree as follows:

          1.  Amendment.  Upon and after the Amendment Effective Date (as
              ---------
defined in Section 3 below), the existing Schedule 10.01-(2) shall be replaced in its entirety with a new Schedule 10.01-(2) in the form of Annex A attached hereto.

          2.  Representations and Warranties.  In order to
              ------------------------------
induce the Banks toagree to amend the Credit Agreement, the Borrower makes the following representations and warranties which shall survive the execution and delivery of this Amendment:

          (a) No Default has occurred and is continuing; and

          (b) Each of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 3 below) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

          3.   Amendment Effective Date.  This Amendment shall become effective
               ------------------------
as of the date first referenced above on the date on which all of the following conditions precedent shall have been satisfied (the "Amendment Effective Date"):

          (a) The Agent shall have received this Amendment, executed by the Borrower and the Required Banks.

          (b) The Borrower shall have paid all expenses payable under Section 4 of this Amendment to the extent invoices therefor have been given to the Borrower on or prior to the date that this Amendment has been executed as provided in clause (a) above.

          4.  Payment of Expenses.  The Borrower hereby agrees to pay all
              -------------------
reasonable costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts, which fees of counsel shall be payable on the date hereof.

          5.  Counterparts.  This Amendment may be executed in counterparts and
              ------------
by different parties hereto in separate counterparts each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

          6.  Ratification.  The Credit Agreement, as amended by this Amendment,
              ------------
is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

          7.  Governing Law.  This Amendment and the rights and obligations of
              -------------
the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to its choice of law principles).

          8.  Reference to Agreement.  From and after the Amendment Effective
              ----------------------
Date, each reference in the Credit Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.


                                      PRIMESTAR PARTNERS, L.P.


                                   By:_____________________________
                                      Name:
                                      Title:


                                      CHEMICAL BANK, as Agent
                                      and as a Bank


                                   By:_____________________________
                                      Name:
                                      Title:

                                      THE BANK OF NEW YORK


                                   By:_____________________________
                                      Name:
                                      Title:


                                      CITIBANK, N.A.,


                                   By:_____________________________
                                      Name:
                                      Title:


                                      BANK OF AMERICA NATIONAL TRUST
                                      AND SAVINGS ASSOCIATION

                                    By:_____________________________
                                       Name:
                                       Title:



                                       THE FIRST NATIONAL BANK OF BOSTON


                                    By:_____________________________
                                       Name:
                                       Title:

                                          BANK OF HAWAII


                                       By:_____________________________
                                          Name:
                                          Title:


                                          BANK OF MONTREAL


                                       By:_____________________________
                                          Name:
                                          Title:


                                          THE BANK OF NOVA SCOTIA


                                       By:_____________________________
                                          Name:
                                          Title:


                                          THE BANK OF TOKYO TRUST COMPANY


                                       By:_____________________________
                                          Name:
                                          Title:


                                          BANQUE NATIONALE DE PARIS


                                       By:_____________________________
                                          Name:
                                          Title:


                                          CANADIAN IMPERIAL BANK OF COMMERCE

                                         By:_____________________________
                                            Name:
                                            Title:


                                            CREDIT LYONNAIS NEW YORK BRANCH


                                         By:_____________________________
                                            Name:
                                            Title:

                                             CRESTAR BANK


                                          By:_____________________________
                                             Name:
                                             Title:


                                             DEUTSCHE BANK AG NEW YORK AND/OR
                                             CAYMAN ISLANDS BRANCH


                                          By:_____________________________
                                             Name:
                                             Title:


                                          By:_____________________________
                                             Name:
                                             Title:


                                             THE FUJI BANK, LIMITED,
                                             LOS ANGELES AGENCY


                                          By:_____________________________
                                             Name:
                                             Title:


                                             THE INDUSTRIAL BANK OF
                                             JAPAN, LIMITED


                                          By:_____________________________
                                             Name:
                                             Title:


                                             LTCB TRUST COMPANY


                                          By:

                                            _____________________________
                                            Name:
                                            Title:

                                            MELLON BANK, N.A.


                                         By:_____________________________
                                            Name:
                                            Title:

                                          NATIONSBANK OF TEXAS, N.A.


                                       By:_____________________________
                                          Name:
                                          Title:


                                          THE NIPPON CREDIT BANK, LTD.


                                       By:_____________________________
                                          Name:
                                          Title:


                                          PNC BANK, NATIONAL ASSOCIATION


                                       By:_____________________________
                                          Name:
                                          Title:


                                          ROYAL BANK OF CANADA


                                       By:_____________________________
                                          Name:
                                          Title:


                                          SHAWMUT BANK, N.A.


                                       By:_____________________________
                                          Name:
                                          Title:


                                          SOCIETE GENERALE

                                         By:_____________________________
                                            Name:
                                            Title:

                                            THE SUMITOMO BANK, LIMITED,
                                            NEW YORK BRANCH


                                         By:_____________________________
                                            Name:
                                            Title:

                                                                  EXECUTION COPY



                                AMENDMENT NO. 2



                         dated as of February 27, 1997

                                      to

                               CREDIT AGREEMENT

                           dated as of March 9, 1994



     THIS AMENDMENT NO. 2 (this "Amendment"), dated as of February 27, 1997, among PRIMESTAR PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the banks listed on the signature pages hereof (the "Banks"), and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Administrative Agent (with capitalized terms used herein and not otherwise defined having the meanings ascribed thereto in the Credit Agreement hereinafter referred to),


                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, The Bank of New York, The Chase Manhattan Bank (formerly known as Chemical Bank) and Citibank, N.A., as Managing Agents, The Bank of New York, as Documentation Agent, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Administrative Agent, have entered into a Credit Agreement dated as of March 9, 1994, as amended by Amendment No. 1 thereto, dated as of November 21, 1994 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested, and the Banks and the Administrative Agent have agreed to, the amendments to the Credit Agreement more fully set forth in this Amendment; and

     WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower,

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Banks and the Administrative Agent agree as follows:

          1.   Amendments.  Effective as of February 27, 1997, but subject to
               ----------
the fulfillment of the conditions set forth in Section 3 below, the Credit Agreement shall be amended as follows:

     (a) Section 1.02(c) shall be amended by substituting the number "20th" for the number "45th" each time such number appears therein;

     (b) Annex A shall be amended to provide that the amount of the Commitments for each of The Bank of New York Company, Inc., The Chase Manhattan Bank and Citibank, N.A. shall be $39,666,666.67, $39,666,666.67 and $21,666,666.66, respectively; and

     (c) Schedule 10.01-(2) shall be amended to read in its entirety as set forth on Schedule 10.01-(2) hereto.


          2.   Representations and Warranties.  In order to induce the Banks to
               ------------------------------
agree to amend the Credit Agreement, the Borrower makes the following representations and warranties which shall survive the execution and delivery of this Amendment:

          (a) No Default has occurred and is continuing; and

          (b) Each of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 3 below) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

          3.   Amendment Effective Date.  The amendments to the Credit Agreement
               ------------------------
effected pursuant to Section 1 hereof shall become effective as of February 27, 1997 (the "Amendment Effective Date"), so long as on or prior to such date all of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

     (i)  this Amendment, duly executed by the Borrower and each of the Banks;

          (ii) the Master Assignment and Assumption Agreement, substantially in the form attached hereto as Exhibit A, duly executed by the Agents, the Assignors and Assignees listed therein and acknowledged and agreed to by the Borrower;

          (iii) a certified copy of such resolutions of the Partners Committee of the Borrower as the Administrative Agent shall reasonably request; and

     (iv) such opinions of counsel for the Borrower as the Administrative Agent shall reasonably request.


          (b) The Borrower shall have paid all expenses payable under Section 4 of this Amendment to the extent invoices therefor have been given to the Borrower, with a reasonable opportunity for the Borrower to review such invoices, prior to the Amendment Effective Date.

          4.   Payment of Expenses; Replacement Notes.  The Borrower hereby
               --------------------------------------
agrees to pay all reasonable costs and expenses incurred by the Managing Agents in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts. The Borrower hereby agrees, promptly following the Amendment Effective Date, to provide a duly executed replacement Note to each of The Bank of New York Company, Inc., The Chase Manhattan Bank and Citibank, N.A. against receipt of its existing Note in order to reflect the increase of the Commitments of each such Bank effected hereby.

          5.   References to Certain Agents.  (a)  Chemical Bank has merged with
               ----------------------------
Chase Manhattan Bank, N.A., with the surviving entity having the name "The Chase Manhattan Bank". Therefore, any and all references in the Credit Agreement to Chemical Bank shall be deemed to refer to The Chase Manhattan Bank, the surviving entity.

     (b) In addition to its capacities as a Managing Agent and as a Bank, Citibank, N.A. shall also serve under the Credit Agreement in the capacity of Syndication Agent.

          6.   Counterparts.  This Amendment may be executed in counterparts and
               ------------
by different parties hereto in separate counterparts each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

          7.   Ratification.  The Credit Agreement, as amended by this
               ------------
Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

          8.   Governing Law.  The rights and duties of the parties under this
               -------------
Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

          9.   Reference to Agreement.  From and after the Amendment Effective
               ----------------------
Date, each reference in the Credit Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.


                                    PRIMESTAR PARTNERS, L.P.


                                    By:______________________________
                                     Name:
                                     Title:


                                    THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Administrative Agent and as a Bank


                                    By:______________________________
                                     Name:
                                     Title:


                                    THE BANK OF NEW YORK COMPANY, INC.


                                    By:______________________________
                                     Name:
                                     Title:


                                    CITIBANK, N.A.


                                    By: _____________________________
                                     Name:
                                     Title:

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                    By: _____________________________
                                     Name:
                                     Title:


                                    BANK OF HAWAII


                                    By: _____________________________
                                     Name:
                                     Title:


                                    BANK OF MONTREAL


                                    By: _____________________________
                                     Name:
                                     Title:


                                    THE BANK OF NOVA SCOTIA


                                    By: _____________________________
                                     Name:
                                     Title:


                                    BANK OF TOKYO - MITSUBISHI TRUST COMPANY
                                    (formerly known as The Bank of Tokyo Trust
                                    Company)


                                    By: _____________________________
                                     Name:
                                     Title:

                                    BANQUE NATIONALE DE PARIS


                                    By: _____________________________
                                     Name:
                                     Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE


                                    By: _____________________________
                                     Name:
                                     Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By: _____________________________
                                     Name:
                                     Title:

                                    CRESTAR BANK


                                    By: _____________________________
                                     Name:
                                     Title:


                                    DEUTSCHE BANK AG NEW YORK AND/OR
                                    CAYMAN ISLANDS BRANCH


                                    By: _____________________________
                                     Name:
                                     Title:


                                    By: _____________________________

                                     Name:
                                     Title:


                                    FLEET NATIONAL BANK (formerly known as
                                    Shawmut Bank, N.A.)


                                    By: _____________________________
                                     Name:
                                     Title:


                                    THE FUJI BANK, LIMITED, LOS ANGELES AGENCY


                                    By: _____________________________
                                     Name:
                                     Title:


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                    By: _____________________________
                                     Name:
                                     Title:


                                    LTCB TRUST COMPANY


                                    By: _____________________________
                                     Name:
                                     Title:


                                    MELLON BANK, N.A.

                                    By: _____________________________
                                     Name:
                                     Title:

                                    NATIONSBANK OF TEXAS, N.A.


                                    By: _____________________________
                                     Name:
                                     Title:


                                    THE NIPPON CREDIT BANK, LTD.


                                    By: _____________________________
                                     Name:
                                     Title:


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: _____________________________
                                     Name:
                                     Title:


                                    ROYAL BANK OF CANADA


                                    By: _____________________________
                                     Name:
                                     Title:


                                    SOCIETE GENERALE


                                    By: _____________________________
                                     Name:

                                     Title:


                                    THE SUMITOMO BANK, LIMITED,
                                    NEW YORK BRANCH


                                    By: _____________________________
                                     Name:
                                     Title:

                                                            EXECUTION COPY





                                AMENDMENT NO. 3



                            dated as of June 2, 1997

                                       to

                                CREDIT AGREEMENT

                           dated as of March 9, 1994



     THIS AMENDMENT NO. 3 (this "Amendment"), dated as of June 2, 1997, among PRIMESTAR PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the banks listed on the signature pages hereof (the "Banks"), and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Administrative Agent (with capitalized terms used herein and not otherwise defined having the meanings ascribed thereto in the Credit Agreement hereinafter referred to),


                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, The Bank of New York, The Chase Manhattan Bank (formerly known as Chemical Bank) and Citibank, N.A., as Managing Agents, The Bank of New York, as Documentation Agent, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Administrative Agent, have entered into a Credit Agreement dated as of March 9, 1994, as amended by Amendment No. 1 thereto, dated as of November 21, 1994 and Amendment No. 2 thereto, dated as of February 27, 1997 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested, and the Banks and the Administrative Agent have agreed to, the amendment to the Credit Agreement more fully set forth in this Amendment; and

     WHEREAS, such amendment shall be of benefit, either directly or indirectly, to the Borrower,

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Banks and the Administrative Agent agree as follows:


          1.   Amendment.  Upon and after the Amendment Effective Date (as
               ---------
defined in Section 3 hereof), the Credit Agreement shall be amended by replacing the definition of "Termination Date" set forth in Section 10.01 in its entirety as follows:

     "'Termination Date' means December 31, 1997."
       ----------------


          2.   Representations and Warranties.  In order to induce the Banks to
               ------------------------------
agree to amend the Credit Agreement, the Borrower makes the following representations and warranties which shall survive the execution and delivery of this Amendment:

          (a) No Default has occurred and is continuing; and

          (b) Each of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 3 hereof) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

          3.   Amendment Effective Date.  The amendment to the Credit Agreement
               ------------------------
effected pursuant to Section 1 hereof shall become effective as of the date first referenced above on the date on which all of the following conditions precedent shall have been satisfied (the "Amendment Effective Date"):

          (a) The Administrative Agent shall have received this Amendment, duly executed by the Borrower and each of the Banks;

          (b) The Administrative Agent shall have received evidence satisfactory to it that the Letters of Credit required to be maintained by the Borrower pursuant to Section 1.02(a) of the Credit Agreement shall have been renewed and/or replaced such that no Letter of Credit shall cease, in accordance with its terms, to be in full force and effect prior to December 31, 1997; and

          (c) The Borrower shall have paid all expenses payable under Section 4 of this Amendment to the extent invoices therefor have been given to the Borrower, with a reasonable opportunity for the Borrower to review such invoices, prior to the Amendment Effective Date.

          4.   Payment of Expenses.  The Borrower hereby agrees to pay all
               -------------------
reasonable costs and expenses incurred by the Managing Agents in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts.

          5.   Counterparts.  This Amendment may be executed in counterparts and
               ------------
by different parties hereto in separate counterparts each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

          6.   Ratification.  The Credit Agreement, as amended by this
               ------------
Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

          7.   Governing Law.  The rights and duties of the parties under this
               -------------
Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

          8.   Reference to Agreement.  From and after the Amendment Effective
               ----------------------
Date, each reference in the Credit Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.


                                    PRIMESTAR PARTNERS, L.P.



                                    By:______________________________
                                      Name:
                                      Title:


                                    THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Administrative Agent and as a Bank


                                    By:______________________________
                                       Name:
                                       Title:


                                    THE BANK OF NEW YORK COMPANY, INC.


                                    By:______________________________
                                       Name:
                                       Title:


                                    CITIBANK, N.A.


                                    By:_____________________________
                                       Name:
                                       Title:

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                    By: _____________________________
                                        Name:
                                        Title:


                                    BANK OF HAWAII


                                    By: _____________________________
                                        Name:
                                        Title:


                                    BANK OF MONTREAL


                                    By: _____________________________
                                        Name:
                                        Title:


                                    THE BANK OF NOVA SCOTIA


                                    By: _____________________________
                                        Name:
                                        Title:


                                    BANK OF TOKYO - MITSUBISHI TRUST COMPANY
                                    (formerly known as The Bank of Tokyo Trust
                                    Company)


                                    By: _____________________________
                                        Name:
                                        Title:

                                    BANQUE NATIONALE DE PARIS


                                    By:_____________________________
                                       Name:
                                       Title:


                                    By:_____________________________
                                       Name:
                                       Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE


                                    By:_____________________________
                                       Name:
                                       Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:_____________________________
                                       Name:
                                       Title:

                                    CRESTAR BANK


                                    By:_____________________________
                                       Name:
                                       Title:


                                    DEUTSCHE BANK AG NEW YORK AND/OR
                                    CAYMAN ISLANDS BRANCH


                                    By:_____________________________

                                       Name:
                                       Title:


                                    By:_____________________________
                                       Name:
                                       Title:


                                    FLEET NATIONAL BANK (formerly known
                                    as Shawmut Bank, N.A.)


                                    By:_____________________________
                                       Name:
                                       Title:


                                    THE FUJI BANK, LIMITED, LOS ANGELES
                                    AGENCY


                                    By:_____________________________
                                       Name:
                                       Title:


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                    By:_____________________________
                                       Name:
                                       Title:


                                    LTCB TRUST COMPANY


                                    By:_____________________________
                                       Name:
                                       Title:

                                    MELLON BANK, N.A.


                                    By:_____________________________
                                       Name:
                                       Title:

                                    NATIONSBANK OF TEXAS, N.A.


                                    By:_____________________________
                                       Name:
                                       Title:


                                    BANK OF IRELAND


                                    By:_____________________________
                                       Name:
                                       Title:


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:_____________________________
                                       Name:
                                       Title:


                                    ROYAL BANK OF CANADA


                                    By:_____________________________
                                       Name:
                                       Title:


                                    SOCIETE GENERALE

                                    By:_____________________________
                                       Name:
                                       Title:


                                    THE SUMITOMO BANK, LIMITED,
                                    NEW YORK BRANCH


                                    By:_____________________________
                                       Name:
                                       Title:

                                                                  EXECUTION COPY






                                AMENDMENT NO. 4



                         dated as of December 19, 1997

                                       to

                                CREDIT AGREEMENT

                           dated as of March 9, 1994



     THIS AMENDMENT NO. 4 (this "Amendment"), dated as of December 19, 1997, among PRIMESTAR PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the banks listed on the signature pages hereof (the "Banks"), and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), as Administrative Agent (with capitalized terms used herein and not otherwise defined having the meanings ascribed thereto in the Credit Agreement hereinafter referred to),


                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, The Bank of New York, The Chase Manhattan Bank (formerly known as Chemical Bank) and Citibank, N.A., as Managing Agents, The Bank of New York, as Documentation Agent, Citibank, N.A., as Syndication Agent, and The Chase Manhattan Bank (formerly known as Chemical Bank), as Administrative Agent, have entered into a Credit Agreement dated as of March 9, 1994, as amended by Amendment No. 1 thereto, dated as of November 21, 1994, Amendment No. 2 thereto, dated as of February 27, 1997 and Amendment No. 3 thereto, dated as of June 2, 1997 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested, and the Banks and the Administrative Agent have agreed to, the amendment to the Credit Agreement more fully set forth in this Amendment; and

     WHEREAS, such amendment shall be of benefit, either directly or indirectly, to the Borrower,

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Banks and the Administrative Agent agree as follows:


          1.   Amendment.  Upon and after the Amendment Effective Date (as
               ---------
defined in Section 3 hereof), the Credit Agreement shall be amended by replacing the definition of "Termination Date" set forth in Section 10.01 in its entirety as follows:

     "'Termination Date' means September 30, 1998."
       ----------------


          2.   Representations and Warranties.  In order to induce the Banks to
               ------------------------------
agree to amend the Credit Agreement, the Borrower makes the following representations and warranties which shall survive the execution and delivery of this Amendment:

          (a) No Default has occurred and is continuing; and

          (b) Each of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 3 hereof) except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

          3.   Amendment Effective Date.  The amendment to the Credit Agreement
               ------------------------
effected pursuant to Section 1 hereof shall become effective as of the date first referenced above on the date on which all of the following conditions precedent shall have been satisfied (the "Amendment Effective Date"):

          (a) The Administrative Agent shall have received this Amendment, duly executed by the Borrower and each of the Banks;

          (b) The Administrative Agent shall have received evidence satisfactory to it that the Letters of Credit required to be maintained by the Borrower pursuant to Section 1.02(a) of the Credit Agreement shall have been renewed and/or replaced such that no Letter of Credit shall cease, in accordance with its terms, to be in full force and effect prior to September 30, 1998; and

          (c) The Borrower shall have paid all expenses payable under Section 4 of this Amendment to the extent invoices therefor have been given to the Borrower, with a reasonable opportunity for the Borrower to review such invoices, prior to the Amendment Effective Date.

          4.   Payment of Expenses.  The Borrower hereby agrees to pay all
               -------------------
reasonable costs and expenses incurred by the Managing Agents in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts.

          5.   Counterparts.  This Amendment may be executed in counterparts and
               ------------
by different parties hereto in separate counterparts each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

          6.   Ratification.  The Credit Agreement, as amended by this
               ------------
Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

          7.   Governing Law.  The rights and duties of the parties under this
               -------------
Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

          8.   Reference to Agreement.  From and after the Amendment Effective
               ----------------------
Date, each reference in the Credit Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.


                          PRIMESTAR PARTNERS, L.P.



                          By:___________________________________________________
                             Name:
                             Title:


                          THE CHASE MANHATTAN BANK, as Administrative Agent and as a Bank



                          By:___________________________________________________
                             Name:
                             Title:


                          THE BANK OF NEW YORK, as Documentation Agent



                          By:___________________________________________________
                             Name:
                             Title:


                          THE BANK OF NEW YORK COMPANY, INC.



                          By:___________________________________________________
                             Name:
                             Title:

                          CITIBANK, N.A., as Syndication Agent and as a Bank



                          By:___________________________________________________
                             Name:
                             Title:


                          BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION



                          By:___________________________________________________
                             Name:
                             Title:


                          BANK OF HAWAII



                          By:___________________________________________________
                             Name:
                             Title:


                          BANK OF MONTREAL



                          By:___________________________________________________
                             Name:
                             Title:

                          THE BANK OF NOVA SCOTIA



                          By:___________________________________________________
                             Name:
                             Title:


                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY



                          By:___________________________________________________
                             Name:
                             Title:


                          BANQUE NATIONALE DE PARIS



                          By:___________________________________________________
                             Name:
                             Title:



                          By:___________________________________________________
                             Name:
                             Title:


                          CANADIAN IMPERIAL BANK OF COMMERCE



                          By:___________________________________________________
                             Name:
                             Title:

                          CREDIT LYONNAIS NEW YORK BRANCH



                          By:___________________________________________________
                             Name:
                             Title:


                          CRESTAR BANK



                          By:___________________________________________________
                             Name:
                             Title:


                          DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCH



                          By:___________________________________________________
                             Name:
                             Title:



                          By:___________________________________________________
                             Name:
                             Title:


                          FLEET NATIONAL BANK



                          By:___________________________________________________
                             Name:
                             Title:

                          THE FUJI BANK, LIMITED, LOS ANGELES AGENCY



                          By:___________________________________________________
                             Name:
                             Title:


                          THE INDUSTRIAL BANK OF JAPAN, LIMITED



                          By:___________________________________________________
                             Name:
                             Title:


                          LTCB TRUST COMPANY



                          By:___________________________________________________
                             Name:
                             Title:


                          MELLON BANK, N.A.



                          By:___________________________________________________
                             Name:
                             Title:

                          NATIONSBANK OF TEXAS, N.A.



                          By:___________________________________________________
                             Name:
                             Title:


                          BANK OF IRELAND



                          By:___________________________________________________
                             Name:
                             Title:


                          PNC BANK, NATIONAL ASSOCIATION



                          By:___________________________________________________
                             Name:
                             Title:


                          ROYAL BANK OF CANADA



                          By:___________________________________________________
                             Name:
                             Title:

                          SOCIETE GENERALE



                          By:___________________________________________________
                             Name:
                             Title:


                          THE SUMITOMO BANK, LIMITED,
                          NEW YORK BRANCH



                          By:___________________________________________________
                             Name:
                             Title:

                                                                  EXECUTION COPY



                                AMENDMENT NO. 5



                         dated as of September 29, 1998

                                       to

                                CREDIT AGREEMENT

                           dated as of March 9, 1994



     THIS AMENDMENT NO. 5 (this "Amendment"), dated as of September 29, 1998, among PRIMESTAR PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the banks listed on the signature pages hereof (the "Banks"), and THE CHASE MANHATTAN BANK, as Administrative Agent (with capitalized terms used herein and not otherwise defined having the meanings ascribed thereto in the Credit Agreement hereinafter referred to),

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Banks, The Bank of New York, The Chase Manhattan Bank and Citibank, N.A., as Managing Agents, The Bank of New York, as Documentation Agent, Citibank, N.A., as Syndication Agent, and The Chase Manhattan Bank, as Administrative Agent, have entered into a Credit Agreement dated as of March 9, 1994, as amended by Amendment No. 1 thereto, dated as of November 21, 1994, Amendment No. 2 thereto, dated as of February 27, 1997, Amendment No. 3 thereto, dated as of June 2, 1997 and Amendment No. 4 thereto, dated as of December 19, 1997 (as so amended, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested, and the Banks and the Administrative Agent have agreed to, the amendments to the Credit Agreement more fully set forth in this Amendment; and

     WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower,

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Banks and the Administrative Agent agree as follows:

          1.   Amendments.  Upon and after the Amendment Effective Date (as
               ----------
defined in Section 4 hereof), the Credit Agreement shall be amended as follows:

          (a) Section 1.04(a)(iii) shall be amended by deleting the percentage "7/16%" appearing therein and inserting in place thereof the percentage "3/5%".

          (b)  Section 5.01(a) shall be amended as follows:

               (i)   by inserting immediately following the heading "Quarterly
                                                                     ---------
     Financial Statements." the symbol "(i)";
     ---------------------

               (ii) by deleting the "." appearing at the end of new clause (i) and inserting in place thereof a ";"; and

               (iii) by inserting a new clause (ii) to read in its entirety as follows:

          "(ii) As soon as available and in any event within 60 days after the close of each of the first three quarterly accounting periods in each fiscal year of Primestar, commencing with the quarterly period ended September 30, 1998, a balance sheet of Primestar as at the end of such quarterly period and the related statements of operations and stockholder's equity of Primestar for such quarterly period and statements of operations, stockholder's equity and cash flows for the elapsed portion of the fiscal year ended with the last day of such quarterly period, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year."

          (c) Section 5.01(b) shall be amended to read in its entirety as follows:

          "(b)  Year-End Financial Statements; Accountants' Certificate.  (i)
                --------------------------------------------------------
     As soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a balance sheet of the Borrower as at the end of such fiscal year and the related statements of operations, partners' capital (deficit) and cash flows of the Borrower for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year;

          (ii) (A) As soon as available and in any event within 120 days after the end of each fiscal year of Primestar, commencing with the fiscal year ended December 31, 1998, a balance sheet of Primestar as at the end of such fiscal year and the related statements of operations, stockholder's equity and cash flows of Primestar for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year; and

               (B) an audit report of independent certified public accountants of recognized national standing, on such financial statements of Primestar, which report shall not contain any exception as to scope that is not satisfactory to the Managing Agents."

          (d) Section 5.01(c) shall be amended by inserting immediately following the words "the Borrower" the words "or Primestar, as applicable".

          (e)  Section 10.01 shall be amended as follows:

               (i) by replacing the definition of "Termination Date" with the following:

               ""Termination Date" means June 30, 1999."
               ----------------

               (ii) by inserting the following new definition in alphabetical order:

               ""Primestar" means Primestar Inc., a Delaware corporation."
                 ---------

          (f)  Schedule 5.01(c) shall be replaced in its entirety with new
Schedule 5.01(c) attached hereto as Annex A.
                                    -------

          (g) Annex A shall be amended to provide that the amount of the Commitment and, if applicable, the Lending Offices and Notice Address information for each of the Banks listed on Annex B hereto shall be as set forth
                                            -------
on such Annex B with respect to each such Bank.

          2.   Representations and Warranties.  In order to induce the Banks to
               ------------------------------
agree to amend the Credit Agreement, the Borrower makes the following representations and warranties which shall survive the execution and delivery of this Amendment:

          (a) No Default has occurred and is continuing; and

          (b) Each of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

          3.   Termination of CD Rate Loan Option.  The Borrower hereby
               ----------------------------------
acknowledges and agrees that, notwithstanding anything to the contrary contained in the Credit Agreement, from and after the Amendment Effective Date, no Loan shall be made, converted or continued as a CD Rate Loan and the Borrower shall not have the right to request the making, conversion or continuation of Loans as CD Rate Loans.

          4.   Amendment Effective Date.  The amendments to the Credit Agreement
               ------------------------
effected pursuant to Section 1 and Section 3 hereof shall become effective as of the date first referenced above on the date on which all of the following conditions precedent shall have been satisfied (the "Amendment Effective Date"):

          (a) the Administrative Agent shall have received this Amendment, duly executed by the Borrower and each of the Banks;

          (b) the Administrative Agent shall have received evidence satisfactory to it that the Letters of Credit required to be maintained by the Borrower pursuant to Section 1.02(a) of the Credit Agreement shall have been renewed and/or replaced such that no Letter of Credit shall cease, in accordance with its terms, to be in full force and effect prior to June 30, 1999;

          (c) the Administrative Agent shall have received (i) the Master Assignment and Assumption Agreement, substantially in the form attached hereto as Exhibit A, duly executed by the Agents, the Assignors and
               ---------
     Assignees listed therein and acknowledged and agreed to by the Borrower (the "Assignment Agreement") and (ii) payment of each Purchase Price (as defined in the Assignment Agreement) as required in Section 1 of the Assignment Agreement;

          (d) the Borrower shall have paid to the Administrative Agent the fees payable pursuant to the letter agreement executed in connection with this Amendment by the Borrower and the Managing Agents; and

          (e) the Borrower shall have paid all expenses payable under Section 5(a) of this Amendment to the extent invoices therefor have been given to the Borrower, with a reasonable opportunity for the Borrower to review such invoices, prior to the Amendment Effective Date.

          5.   Payment of Expenses; Delivery of Notes.  (a)  The Borrower hereby
               --------------------------------------
agrees to pay all reasonable costs and expenses incurred by the Managing Agents in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Winthrop, Stimson, Putnam & Roberts.

          (b) The Borrower hereby agrees, promptly following the Amendment Effective Date, to provide a duly executed Note to each Bank reflecting its Commitment after giving effect to the Master Assignment and Assumption Agreement, against, in the case of Banks that were parties to the Credit Agreement prior to the Amendment Effective Date, receipt of each such Bank's existing Note.

          6.   Counterparts.  This Amendment may be executed in counterparts and
               ------------
by different parties hereto in separate counterparts each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

          7.   Ratification.  The Credit Agreement, as amended by this
               ------------
Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

          8.   Governing Law.  The rights and duties of the parties under this
               -------------
Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

          9.   Reference to Agreement.  From and after the Amendment Effective
               ----------------------
Date, each reference in the Credit Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.


                          PRIMESTAR PARTNERS, L.P.



                          By:___________________________________________________
                             Name:
                             Title:



                          THE CHASE MANHATTAN BANK, as Administrative Agent and as a Bank



                          By:___________________________________________________
                             Name:
                             Title:



                          THE BANK OF NEW YORK, as Documentation Agent



                          By:___________________________________________________
                             Name:
                             Title:



                          THE BANK OF NEW YORK COMPANY, INC.



                          By:___________________________________________________
                             Name:
                             Title:

                          CITIBANK, N.A., as Syndication Agent and as a Bank



                          By:___________________________________________________
                             Name:
                             Title:



                          ABN AMRO BANK N.V.



                          By:___________________________________________________
                             Name:
                             Title:



                          By:___________________________________________________
                             Name:
                             Title:



                          BANK OF AMERICA NATIONAL TRUST
                          AND SAVINGS ASSOCIATION



                          By:___________________________________________________
                             Name:
                             Title:

                          BANK OF MONTREAL



                          By:___________________________________________________
                             Name:
                             Title:



                          THE BANK OF NOVA SCOTIA



                          By:___________________________________________________
                             Name:
                             Title:



                          BANK OF TOKYO - MITSUBISHI TRUST COMPANY



                          By:___________________________________________________
                             Name:
                             Title:

                          BANQUE NATIONALE DE PARIS



                          By:___________________________________________________
                             Name:
                             Title:



                          By:___________________________________________________
                             Name:
                             Title:



                          CANADIAN IMPERIAL BANK OF COMMERCE



                          By:___________________________________________________
                             Name:
                             Title:



                          CREDIT LYONNAIS NEW YORK BRANCH



                          By:___________________________________________________
                             Name:
                             Title:

                          CRESTAR BANK



                          By:___________________________________________________
                             Name:
                             Title:



                          DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS BRANCH



                          By:___________________________________________________
                             Name:
                             Title:



                          By:___________________________________________________
                             Name:
                             Title:



                          DRESDNER BANK AG, NEW YORK & GRAND CAYMAN BRANCHES




                          By:___________________________________________________
                             Name:
                             Title:



                          By:___________________________________________________
                             Name:
                             Title:

                          FIRST UNION NATIONAL BANK



                          By:___________________________________________________
                             Name:
                             Title:



                          FLEET NATIONAL BANK



                          By:___________________________________________________
                             Name:
                             Title:



                          THE INDUSTRIAL BANK OF JAPAN, LIMITED



                          By:___________________________________________________
                             Name:
                             Title:



                          MELLON BANK, N.A.



                          By:___________________________________________________
                             Name:
                             Title:

                          NATIONSBANK, N.A. (as successor by merger to NationsBank of Texas, N.A.)



                          By:___________________________________________________
                             Name:
                             Title:



                          PNC BANK, NATIONAL ASSOCIATION



                          By:___________________________________________________
                             Name:
                             Title:



                          ROYAL BANK OF CANADA



                          By:___________________________________________________
                             Name:
                             Title:



                          SOCIETE GENERALE



                          By:___________________________________________________
                             Name:
                             Title:

                          THE SUMITOMO BANK, LIMITED,
                          NEW YORK BRANCH



                          By:___________________________________________________
                             Name:
                             Title:



                          TORONTO DOMINION (TEXAS) INC.



                          By:___________________________________________________
                             Name:
                             Title:



                          U.S. BANK NATIONAL ASSOCIATION



                          By:___________________________________________________
                             Name:
                             Title: